These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any State Securities Commission, and neither the SEC nor any State Securities Commission has determined that this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Calvert Equity and Asset Allocation Funds Prospectus
Class I
January 31, 2012

TABLE OF CONTENTS

		Page

FUND SUMMARIES	(This section summarizes Fund fees, investment strategies, risks and past performance.)	4

Calvert Signature Strategies®
Calvert Balanced Portfolio		4
Calvert Equity Portfolio		8
Calvert Social Index Fund		11
Calvert Enhanced Equity Portfolio		14
Calvert Capital Accumulation Fund		17
Calvert International Equity Fund		20
Calvert International Opportunities Fund		23
Calvert Small Cap Fund		26
Calvert Solution Strategies®
Calvert Global Alternative Energy Fund		29
Calvert Asset Allocation Funds
Calvert Moderate Allocation Fund		32
Calvert Aggressive Allocation Fund		36

ADDITIONAL INFORMATION THAT APPLIES TO ALL FUNDS		40
Buying and Selling Shares		40
Tax Information		40
Payments to Broker/Dealers and Other Financial Intermediaries		40

MORE INFORMATION ON FEES AND EXPENSES	(This section provides details on Fund fees and expenses.)	41

MORE INFORMATION ON INVESTMENT STRATEGIES AND RISKS	(This section provides details on Fund investment strategies and risks.)	43

Description of Alternative Energy Indices		48
Fund of Funds Structure		48
Portfolio Holdings		49

ABOUT SUSTAINABLE AND SOCIALLY RESPONSIBLE INVESTING	(This section describes the sustainable and socially responsible investment criteria of the Funds.)	49

Calvert Signature Strategies®
Investment Selection Process		49
Sustainable and Socially Responsible Investment Criteria		50
Shareholder Advocacy and Corporate Responsibility		53

INVESTMENT OBJECTIVE

The Fund seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment criteria, including financial, sustainability and social responsibility factors. This objective may be changed by the Fund’s Board of Trustees without shareholder approval.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class I
Redemption fee (as a % of amount redeemed or exchanged
within 7 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a
% of the value of your investment)
Class I
Management fees	0.55%
Distribution and service (12b-1) fees	None
Other expenses	0.78%
Acquired fund fees and expenses	0.03%
Total annual fund operating expenses	1.36%
Less fee waiver and/or expense reimbursement [1]	(0.61%)
Net expenses	0.75%

1 The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 0.72% through January 31, 2013. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Only the Board of Trustees of the Fund may terminate the Fund’s expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

• you invest $1,000,000 in the Fund for the time periods indicated;
• your investment has a 5% return each year;
• the Fund’s operating expenses remain the same; and
• any Calvert expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$7,659	$37,057	$68,634	$158,198

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 100% of its portfolio’s average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock in large-cap companies. Fixed-income investments are primarily a wide variety of investment grade debt securities, such as corporate debt securities, mortgage-backed securities (including commercial mortgage-backed securities and collateralized mortgage obligations (“CMOs”)), and other asset-backed securities (“ABS”). The Fund invests in debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).

The Fund may also invest in leveraged loans. The loans in which the Fund will invest are expected to be below-investment-grade quality and to bear interest at a floating rate that resets periodically. In addition, the Fund may invest in repurchase agreements.

An investment grade debt security is rated BBB or higher by a nationally recognized statistical rating organization (“NRSRO”), or is an unrated bond determined by the Advisor to be of comparable quality. The Fund may also invest in unrated debt securities.

The Fund invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The Advisor monitors the Fund’s allocation and may rebalance or reallocate the Fund’s assets based on its view of economic and market factors and events. The equity portion of the Fund is primarily a large cap core U.S. domestic portfolio, although the Fund may also invest in foreign stocks and mid-cap stocks. The equity portion of the Fund seeks

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 4

companies that have the potential to outperform the market through exceptional growth and/or valuation improvement. The fixed-income portion of the Fund reflects an active trading strategy, seeking total return.

The Fund uses a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Fund.

The Fund may also use futures contracts as a substitute for direct investment in a particular asset class, in order to facilitate the periodic rebalancing of the Fund’s portfolio to maintain its target asset allocation, to make tactical asset allocations and to assist in managing cash.

The Subadvisors select the equity investments, while the Advisor manages the fixed-income assets and determines the overall asset class mix for the Fund depending upon its view of market conditions and economic outlook.

Sustainable and Socially Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Fund’s sustainable and socially responsible investment criteria. Investments must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result. There is a risk that the Advisor may allocate assets to an asset class that underperforms other asset classes.

Stock Market Risk. The stock market may fall in value, causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Bond Market Risk. The market prices of bonds held by the Fund may fall.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.

Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.

Mortgage-Backed Securities Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 5

Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.

Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities, such as credit risk discussed above. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Below-investment-grade leveraged loans are usually more credit sensitive.

Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable quality. The Fund’s purchase of unrated securities depends on the Advisor’s analysis of credit risk without the assessment of an NRSRO.

Active Trading Strategy Risk. The fixed-income portion of the Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Repurchase Agreement Risk. A repurchase agreement exposes the fixed income portion of the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

Performance

The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class I shares has varied from year to year. The table compares the Fund’s performance over time with that of a broad-based securities market index, a composite index and an average.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

No shareholders held Class I shares for the period June 30, 2003 through December 27, 2004. Performance results for Class I shares for this period reflect the performance of Class A shares at net asset value. Actual Class I share performance would have been higher than Class A share performance because Class I, unlike Class A, has no Rule 12b-1 fees.

Calendar Year Total Returns

	Quarter	Total
	Ended	Return
Best Quarter (of periods shown)	9/30/09	11.60%
Worst Quarter (of periods shown)	12/31/08	-18.11%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns
(as of 12/31/11)	1 year	5 years	10 years

Class I:
Return before taxes	3.80%	1.32%	3.24%

Return after taxes on distributions	3.49%	0.71%	2.68%

Return after taxes on distributions	2.69%	0.94%	2.56%
and sale of Fund shares

Russell 1000 Index	1.50%	-0.02%	3.34%
(reflects no deduction for fees,
expenses or taxes)

Balanced Composite Index*	4.24%	2.71%	4.55%
(reflects no deduction for fees,
expenses or taxes)

Lipper Mixed-Asset Target Allocation	-1.30%	0.63%	3.80%
Growth Funds Avg.
(reflects no deduction for taxes)

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 6

* The Fund also shows the Balanced Composite Index (60% Russell 1000 Index; 40% Barclays Capital U.S. Credit Index) because it is more consistent with the Fund’s portfolio construction process and represents a more accurate reflection of the Fund’s anticipated risk and return patterns.

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Allocation of Assets and Portfolio Managers:

Portfolio		Length of Time
Manager Name	Title	Managing Fund
Natalie A. Trunow	Senior Vice President, Chief	Since
	Investment Officer - Equities,	September 2008
Calvert
Fixed-Income Investments:

Portfolio		Length of Time
Manager Name	Title	Managing Fund
Matthew Duch	Vice President, Portfolio	Since
	Manager, Calvert	September 2011
Equity Investments:

Investment Subadvisors. New Amsterdam Partners LLC (“New Amsterdam”) and Profit Investment Management (“Profit”)

Portfolio		Length of Time
Manager Name	Title	Managing Fund
Michelle Clayman,	Managing Partner, Chief	Since June 2004
CFA	Investment Officer, New
Amsterdam

Nathaniel Paull, CFA	Partner, Senior Portfolio	Since June 2004
Manager, New Amsterdam

Eugene A. Profit	Chief Executive Officer,	Since October 2002
Profit

For important information on buying and selling shares, taxes and financial intermediary compensation, please turn to “Additional Information that Applies to All Funds” on page 40 of this Prospectus.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 7

INVESTMENT OBJECTIVE

The Fund seeks growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the Fund’s investment criteria, including financial, sustainability and social responsibility factors. This objective may be changed by the Fund’s Board of Trustees without shareholder approval.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class I
Redemption fee (as a % of amount redeemed or
exchanged within 7 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a
% of the value of your investment)
Class I
Management fees	0.60%
Distribution and service (12b-1) fees	None
Other expenses	0.07%
Acquired fund fees and expenses	0.02%
Total annual fund operating expenses	0.69%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

• you invest $1,000,000 in the Fund for the time periods indicated;
• your investment has a 5% return each year; and
• the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$7,049	$22,071	$38,415	$85,854

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of its portfolio’s average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities (common stock). The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund invests primarily in common stocks of U.S. large-cap companies. The Fund defines large-cap companies as those whose market capitalization falls within the range of the Standard & Poor’s (“S&P”) 500 Index ($1.6 billion to $406 billion as of December 31, 2011). The Fund normally seeks to have a weighted average market capitalization of at least $20 billion.

The Fund may also invest in mid-cap stocks and may invest up to 25% of its net assets in foreign stocks.

The Subadvisor looks for established companies with a history of steady earnings growth. The Subadvisor selects companies based on its opinion that the company has the ability to sustain growth through high profitability and that the stock is favorably priced with respect to those growth expectations.

Sustainable and Socially Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 8

Investments are first selected for financial soundness and then evaluated according to the Fund’s sustainable and socially responsible investment criteria. Investments must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market may fall in value, causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Growth Company Risk. Prices of growth company securities may fall more than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Performance

The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class I shares has varied from year to year. The table compares the Fund’s performance over time with that of an index and an average.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

Calendar Year Total Returns

	Quarter	Total
	Ended	Return
Best Quarter (of periods shown)	6/30/09	18.18%
Worst Quarter (of periods shown)	12/31/08	-24.28%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 9

Average Annual Total Returns
(as of 12/31/11)	1 year	5 years	10 years
Class I:
Return before taxes	-1.70%	2.18%	3.84%
Return after taxes on distributions	-2.36%	1.63%	3.48%
Return after taxes on distributions	-0.24%	1.79%	3.29%
and sale of Fund shares
S&P 500 Index	2.11%	-0.25%	2.92%
(reflects no deduction for fees,
expenses or taxes)
Lipper Large-Cap Growth Funds Avg	-1.91%	0.96%	1.94%
(reflects no deduction for taxes)

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Investment Subadvisor. Atlanta Capital Management Company, LLC (“Atlanta Capital”)

Portfolio		Length of Time
Manager Name	Title	Managing Fund
Richard B. England,	Managing Director - Equities	Since July 2006
CFA	and Principal, Atlanta Capital

Paul J. Marshall,	Vice President and Principal,	Since March 2009
CFA	Atlanta Capital

For important information on buying and selling shares, taxes and financial intermediary compensation, please turn to “Additional Information that Applies to All Funds” on page 40 of this Prospectus.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 10

INVESTMENT OBJECTIVE

The Fund seeks to match the performance of the Calvert Social Index®, which measures the investment return of large- and mid-capitalization stocks. This objective may be changed by the Fund’s Board of Directors without shareholder approval.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class I
Redemption fee (as a % of amount redeemed or exchanged	2.00%
within 7 days of purchase)

Annual Fund Operating Expenses (expenses that you pay each year as a
% of the value of your investment)
Class I
Management fees [1]	0.30%
Distribution and service (12b-1) fees	None
Other expenses	0.21%
Total annual fund operating expenses	0.51%
Less fee waiver and/or expense reimbursement [2]	(0.30%)
Net expenses	0.21%

1 Management fees are restated to reflect current fiscal year fees rather than the fees in effect during the previous fiscal year.

2 The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 0.21% through January 31, 2016. Only the Board of Directors of the Fund may terminate the Fund’s expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

• you invest $1,000,000 in the Fund for the time periods indicated;
• your investment has a 5% return each year;
• the Fund’s operating expenses remain the same; and
• any Calvert expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$2,150	$6,765	$15,527	$51,462

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of its portfolio’s average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Social Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in about the same proportion as represented in the Index itself. The Fund will normally invest at least 95% of its net assets, including borrowings for investment purposes, in securities contained in the Index. The Fund will provide shareholders with at least 60 days’ notice before changing this policy.

Calvert Social Index. The Calvert Social Index measures the performance of those companies that meet the sustainable and socially responsible investment criteria and that are selected from the universe of approximately the 1,000 largest U.S. companies, based on total market capitalization, included in the Dow Jones Total Market Index (the “Dow Jones TMI”). The Dow Jones TMI represents the top 95% of U.S. companies based on float-adjusted market capitalization, excluding the very smallest and least-liquid stocks. As of December 31, 2011, the capitalization range of the Calvert Social Index was $502 million to $376 billion, and the weighted average capitalization was $81.4 billion. The Fund seeks to have a weighted average capitalization that approximates that of the Index. As of December 31, 2011, there were 671 companies in the Index, though this number will change over time due to company mergers or changes due to Calvert’s evaluation of an issuer’s conduct relative to the Fund’s sustainable and socially responsible investment criteria. The Index is reconstituted once a year based on an updated list of the 1,000 largest U.S. companies. The Index is also reviewed quarterly to adjust for sustainable and socially responsible investment criteria and other factors.

Sustainable and Socially Responsible Investing. The Fund’s sustainable and socially responsible investment criteria are described in the Fund’s Prospectus under “About Sustainable and Socially Responsible Investing.” Calvert continuously evaluates the performance of companies included in the Calvert Social Index to ensure compliance with these criteria.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 11

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Index Tracking Risk. An index fund has operating expenses; a market index does not. Although expected to track its target index as closely as possible while satisfying its investment criteria, including financial, sustainability and social responsibility factors, the Fund will not be able to match the performance of the index exactly.

Stock Market Risk. The stock market or the Calvert Social Index may fall in value, causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Performance

The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class I shares has varied from year to year. The table compares the Fund’s performance over time with that of an index and an average.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

Calendar Year Total Returns

	Quarter	Total
	Ended	Return
Best Quarter (of periods shown)	6/30/09	18.39%
Worst Quarter (of periods shown)	12/31/08	-25.36%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns
(as of 12/31/11)	1 year	5 years	10 years
Class I:
Return before taxes	0.05%	-0.91%	1.64%
Return after taxes on distributions	-0.18%	-1.15%	1.44%
Return after taxes on distributions	0.34%	-0.80%	1.38%
and sale of Fund shares
Calvert Social Index	0.22%	-0.28%	2.16%
(reflects no deduction for fees,
expenses or taxes)
Lipper Multi-Cap Core Funds Avg.	-2.68%	-0.65%	3.50%
(reflects no deduction for taxes)

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 12

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Investment Subadvisor. World Asset Management, Inc. (“World Asset”)

Portfolio		Length of Time
Manager Name	Title	Managing Fund
Eric R. Lessnau	Senior Portfolio Manager,	Since December 2008
World Asset

David J. Jones	Portfolio Manager,	Since March 2009
World Asset

For important information on buying and selling shares, taxes and financial intermediary compensation, please turn to “Additional Information that Applies to All Funds” on page 40 of this Prospectus.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 13

INVESTMENT OBJECTIVE

The Fund seeks a total return after expenses which exceeds over time the total return of the Russell 1000 Index. It seeks to obtain this objective while maintaining risk characteristics similar to those of the Russell 1000 Index and through investments in stocks that meet the Fund’s investment criteria, including financial, sustainability and social responsibility factors. This objective may be changed by the Fund’s Board of Trustees without shareholder approval.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class I
Redemption fee (as a % of amount redeemed or
exchanged within 7 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a
% of the value of your investment)
Class I
Management fees	0.70%
Distribution and service (12b-1) fees	None
Other expenses	0.19%
Total annual fund operating expenses	0.89%
Less fee waiver and/or expense reimbursement [1]	(0.10%)
Net expenses	0.79%

1 The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 0.81% through January 31, 2013. Only the Board of Trustees of the Fund may terminate the Fund’s expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

• you invest $1,000,000 in the Fund for the time periods indicated;
• your investment has a 5% return each year;
• the Fund’s operating expenses remain the same; and
• any Calvert expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$8,066	$27,386	$48,326	$108,688

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 111% of its portfolio’s average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

Investing primarily in common stock of U.S. companies that meet its sustainable and socially responsible investment criteria, the Fund creates a portfolio whose characteristics closely resemble those of the Russell 1000 Index, while emphasizing the stocks which the Fund believes offer the greatest potential for return. The Fund will normally invest at least 80% of its net assets, including borrowings for investment purposes, in equity securities (common stock). The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.

Instead of passively holding a representative basket of securities designed to match the Russell 1000 Index, the Advisor actively uses proprietary quantitative analytical models, as well as qualitative bottom-up research, to attempt to enhance the Fund’s performance relative to the Index. At least 65% of the Fund’s total assets will be invested in stocks that are in the Russell 1000 Index, which measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Index is adjusted, or reconstituted, annually. As of December 31, 2011, the capitalization range of the Index was $117 million to $406 billion. The Fund normally seeks to have a weighted average market capitalization of at least $20 billion.

The Fund may also purchase foreign stocks not exceeding 25% of the Fund’s net assets, as well as smaller capitalization companies. Any investments not in the Index will meet the Fund’s sustainable and socially responsible investment criteria and will be selected to track the Index’s risk/return characteristics. The Advisor rebalances the Fund at least quarterly to maintain its risk exposure relative to the Index.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 14

In implementing the investment strategy, the Advisor identifies stocks in the Russell 1000 Index which meet the Fund’s sustainable and socially responsible investment criteria. From this list of stocks, the Advisor chooses a portfolio of stocks that closely mirror the Index in terms of various factors such as industry weightings, capitalization, and yield. Even though stocks and certain industries may be eliminated from the Fund by applying the sustainable and socially responsible investment criteria, the Advisor will seek to select substitutes that will attempt to mimic the return characteristics of the missing industries and stocks.

The Advisor also employs proprietary quantitative multifactor models as well as proprietary fundamental research to identify stocks that it believes have the greatest potential for superior performance. Each security identified for potential investment is ranked according to three separate measures: growth, value, and market sentiment. These three measures are combined to create a single composite score for each stock. This score is then complemented with proprietary fundamental equity research, with sustainable and socially responsible investment criteria inputs, from the Advisor’s research analysts to arrive at a final assessment of each stock’s attractiveness. The Fund is constructed from highly-ranked securities that meet its sustainable and socially responsible investment criteria, weighted through a mathematical process that seeks to reduce active risk versus the Russell 1000 Index. The Advisor may sell a security when it no longer appears attractive under this process.

Tracking the Russell 1000 Index. The Advisor will generally target a tracking error range of 3% to 4% relative to the return of the Russell 1000 Index. The Fund’s ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance.

Sustainable and Socially Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management Risk. Individual investments of the Fund or the enhanced equity modeling portfolio may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market or the Russell 1000 Index may fall in value, causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Small-Cap and Mid-Cap Company Risk. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Performance

The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class I shares has varied from year to year. The table compares the Fund’s performance over time with that of an index and an average.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 15

No shareholders held Class I shares for the period January 18, 2002 through April 29, 2005. Performance results for Class I shares for this period reflect the performance of Class A shares at net asset value. Actual Class I share performance would have been higher than Class A share performance because Class I, unlike Class A, has no Rule 12b-1 fees.

Calendar Year Total Returns

	Quarter	Total
	Ended	Return
Best Quarter (of periods shown)	9/30/09	17.40%
Worst Quarter (of periods shown)	12/31/08	-23.72%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns
(as of 12/31/11)	1 year	5 years	10 years
Class I:
Return before taxes	2.76%	-1.42%	2.12%
Return after taxes on distributions	2.55%	-1.76%	1.82%
Return after taxes on distributions	2.06%	-1.22%	1.84%
and sale of Fund shares
Russell 1000 Index	1.50%	-0.02%	3.34%
(reflects no deduction for fees,
expenses or taxes)
Lipper Large-Cap Core Funds Avg.	-0.67%	-0.87%	2.41%
(reflects no deduction for taxes)

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Investment Management, Inc.  (“Calvert” or the “Advisor”)

Portfolio		Length of Time
Manager Name	Title	Managing Fund
Natalie A. Trunow	Senior Vice President, Chief Investment Officer - Equities, Calvert	Since June 2009

For important information on buying and selling shares, taxes and financial intermediary compensation, please turn to “Additional Information that Applies to All Funds” on page 40 of this Prospectus.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 16

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks that meet the Fund’s investment criteria, including financial, sustainability and social responsibility factors. This objective may be changed by the Fund’s Board of Directors without shareholder approval.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class I
Redemption fee (as a % of amount redeemed or	2.00%
exchanged within 7 days of purchase)

Annual Fund Operating Expenses (expenses that you pay each year as a
% of the value of your investment)
Class I
Management fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses	0.24%
Total annual fund operating expenses	0.99%
Less fee waiver and/or expense reimbursement [1]	(0.13%)
Net expenses	0.86%

1 The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 0.86% through January 31, 2013. Only the Board of Directors of the Fund may terminate the Fund’s expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

• you invest $1,000,000 in the Fund for the time periods indicated;
• your investment has a 5% return each year;
• the Fund’s operating expenses remain the same; and
• any Calvert expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$8,778	$30,233	$53,443	$120,118

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of its portfolio’s average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in the common stocks of mid-size U.S. companies. The Fund currently defines mid-cap companies as those whose market capitalization falls within the range of the Russell Midcap Growth Index ($117 million to $20.4 billion as of December 31, 2011). The Russell Midcap Growth Index is reconstituted annually. The Fund normally seeks to have a weighted average market capitalization between $2 billion and $12 billion.

Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price. The Fund may also invest up to 25% of its net assets in foreign securities.

The Fund is non-diversified.

The Subadvisor favors companies which have an above market average prospective growth rate, but sell at below market average valuations. The Subadvisor evaluates each stock in terms of its growth potential, the return for risk free investments, and the risk and reward potential for the company to determine a reasonable price for the stock.

Sustainable and Socially Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 17

Investments are first selected for financial soundness and then evaluated according to the Fund’s sustainable and socially responsible investment criteria. Investments must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Non-diversification Risk. The Fund may invest more of its assets in a smaller number of issuers than a diversified fund, and gains or losses on a single stock may have greater impact on the Fund.

Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market may fall in value, causing the prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Growth Company Risk. Prices of growth company securities may fall more than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.

Valuation Risk. A stock judged to be undervalued by the Subadvisor may actually be appropriately priced, and it may not appreciate as anticipated.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Performance

The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class I shares has varied from year to year. The table compares the Fund’s performance over time with that of an index and an average.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

No shareholders held Class I shares for the period January 18, 2002 through June 3, 2003. Performance results for Class I shares for this period reflect the performance of Class A shares at net asset value. Actual Class I share performance would have been higher than Class A share performance because Class I, unlike Class A, has no Rule 12b-1 fees.

Calendar Year Total Returns

	Quarter	Total
	Ended	Return
Best Quarter (of periods shown)	12/31/10	17.19%
Worst Quarter (of periods shown)	12/31/08	-25.02%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 18

Average Annual Total Returns
(as of 12/31/11)	1 year	5 years	10 years
Class I:
Return before taxes	2.89%	4.54%	3.24%
Return after taxes on distributions	1.98%	4.31%	3.13%
Return after taxes on distributions	3.09%	3.91%	2.92%
and sale of Fund shares
Russell Midcap Growth Index	-1.65%	2.44%	5.29%
(reflects no deduction for fees,
expenses or taxes)
Lipper Mid-Cap Core Funds Avg.	-3.57%	1.11%	5.32%
(reflects no deduction for taxes)

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Investment Subadvisor. New Amsterdam Partners LLC (“New Amsterdam”)

Portfolio	Title	Length of Time
Manager Name		Managing Fund
Michelle Clayman,	Managing Partner,	Since September 2005
CFA	Chief Investment
Officer, New
Amsterdam

Nathaniel Paull, CFA	Partner, Senior	Since September 2005
Portfolio Manager,
New Amsterdam

For important information on buying and selling shares, taxes and financial intermediary compensation, please turn to “Additional Information that Applies to All Funds” on page 40 of this Prospectus.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 19

INVESTMENT OBJECTIVE

The Fund seeks to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks that meet the Fund’s investment criteria, including financial, sustainability and social responsibility factors. This objective may be changed by the Fund’s Board of Directors without shareholder approval.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class I
Redemption fee (as a % of amount redeemed or
exchanged within 7 days of purchase)	2.00%

Annual Fund Operating Expenses[1] (expenses that you pay each year as a
% of the value of your investment)
Class I
Management fees	0.89%
Distribution and service (12b-1) fees	None
Other expenses	0.18%
Acquired fund fees and expenses	0.02%
Total annual fund operating expenses	1.09%

1 The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 1.10% through January 31, 2013. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Only the Board of Directors of the Fund may terminate the Fund’s expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

• you invest $1,000,000 in the Fund for the time periods indicated;
• your investment has a 5% return each year;
• the Fund’s operating expenses remain the same; and
• any Calvert expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$11,113	$34,660	$60,084	$132,870

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of its portfolio’s average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities of foreign companies (common and preferred stock and the depositary receipts on such stock). The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. Using a core investment approach, the Fund invests primarily in common and preferred stocks of non-U.S. large-cap companies. The Fund defines non-U.S. large-cap companies as those whose market capitalization falls within the range of the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Global Investable Market Index (“IMI”) ($43 million to $241 billion as of December 31, 2011). MSCI Barra reassesses the MSCI EAFE IMI quarterly and conducts full updating reviews twice per year and partial reviews in the other two quarters.

The Fund normally seeks to have a weighted average market capitalization of at least $10 billion.

The Fund generally holds stocks of companies from the constituent countries of the MSCI EAFE IMI, but may invest in other countries, including emerging markets stocks. The Advisor and the Subadvisors focus on deriving returns from individual stock selection (bottom-up). The Advisor and the Subadvisors utilize fundamental insights arrived at through qualitative and quantitative analysis of a broad range of non-U.S. securities to identify stocks expected to provide returns superior to that of the benchmark. The Advisor attempts to control the portfolio’s risk level and maximize the Fund’s return potential relative to the MSCI EAFE IMI benchmark by balancing the risks and opportunities among the portions of the portfolio managed by the Advisor and each Subadvisor. The Advisor may shift allocations among the Advisor and the Subadvisors depending on market conditions, the Advisor’s or Subadvisors’ respective style biases, and performance opportunities.

The Fund invests no more than 5% of its net assets in U.S. companies (excluding High Social Impact and Special Equities investments). See “Special Investment Programs” in this Prospectus.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 20

The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).

Sustainable and Socially Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Fund’s sustainable and socially responsible investment criteria. Investments must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result. The Advisor’s allocation of Fund assets among the portions of the portfolio managed by the Advisor and each Subadvisor may cause the Fund to underperform.

Stock Market Risk. The stock market (including stock markets outside the U.S.) may fall in value, causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Preferred Stock Risk. The market value of preferred stock generally decreases when interest rates rise and is affected by the issuer’s ability to make payments on the preferred stock.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Multi-Manager Risk. While the Advisor monitors the overall management of the Fund, the Advisor and the Subadvisors make investment decisions independently from each other. It is possible that the Advisor’s and each Subadvisor’s investment styles may not always be complementary, which could affect the performance and transaction costs of the Fund.

Performance

The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class I shares has varied from year to year. The table compares the Fund’s performance over time with that of an index and an average.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 21

Calendar Year Total Return

	Quarter	Total
	Ended	Return
Best Quarter (of periods shown)	6/30/09	23.79%
Worst Quarter (of periods shown)	12/31/08	-23.93%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns
(as of 12/31/11)	1 year	5 years	10 years
Class I:
Return before taxes	-13.31%	-8.86%	1.94%
Return after taxes on distributions	-13.24%	-9.16%	1.55%
Return after taxes on distributions	-8.10%	-7.05%	1.93%
and sale of Fund shares
MSCI EAFE IMI	-12.21%	-4.15%	5.72%
(reflects no deduction for fees,
expenses or taxes)
Lipper International Large-Cap Core	-12.61%	-4.93%	3.86%
Funds Avg.
(reflects no deduction for taxes)

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Investment Management, Inc.  (“Calvert” or the “Advisor”)

Portfolio		Length of Time
Manager Name	Title	Managing Fund
Natalie A. Trunow	Senior Vice President, Chief	Since
	Investment Officer – Equities,	December 2009
Calvert

Investment Subadvisors. Thornburg Investment Management, Inc.  (“Thornburg”) and
                                       Martin Currie, Inc. (“Martin Currie”)

Portfolio		Length of Time
Manager Name	Title	Managing Fund
William V. Fries,	Co-Portfolio Manager,	Since
CFA	Managing Director,	December 2009
Thornburg

Wendy Trevisani	Co-Portfolio Manager,	Since
	Managing Director,	December 2009
Thornburg

Lei “Rocky” Wang,	Co-Portfolio Manager,	Since
CFA	Managing Director,	December 2009
Thornburg

James Fairweather	Head of Global Equities,	Since
	Martin Currie	December 2009

David Sheasby	Director, Portfolio Manager,	Since
	Martin Currie	December 2009

Christine	Director, Portfolio Manager,	Since
Montgomery	Martin Currie	December 2009

For important information on buying and selling shares, taxes and financial intermediary compensation, please turn to “Additional Information that Applies to All Funds” on page 40 of this Prospectus.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 22

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation through holdings that meet the Fund’s investment criteria, including financial, sustainability and social responsibility factors. This objective may be changed by the Fund’s Board of Directors without shareholder approval.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class I
Redemption fee (as a % of amount redeemed or
exchanged within 7 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a
% of the value of your investment)
Class I
Management fees	0.95%
Distribution and service (12b-1) fees	None
Other expenses	0.59%
Total annual fund operating expenses	1.54%
Less fee waiver and/or expense reimbursement [1]	(0.34%)
Net expenses	1.20%

1 The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 1.20% through January 31, 2013. Only the Board of Directors of the Fund may terminate the Fund’s expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

• you invest $1,000,000 in the Fund for the time periods indicated;
• your investment has a 5% return each year;
• the Fund’s operating expenses remain the same; and
• any Calvert expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$12,228	$45,314	$80,729	$180,562

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 126% of its portfolio’s average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in common and preferred stocks of non-U.S. small-cap to mid-cap companies, which the Fund defines as companies whose market capitalization falls within the range of the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Small-Mid (“SMID”) Index ($43 million to $77 billion as of December 31, 2011). MSCI Barra reassesses the MSCI EAFE SMID Index quarterly and conducts full updating reviews twice per year and partial reviews in the other two quarters. The Fund normally seeks to have a weighted average market capitalization of approximately $5 billion.

The Fund invests no more than 10% of its net assets in U.S. companies (excluding High Social Impact and Special Equities investments). See “Special Investment Programs” in this Prospectus.

The Fund primarily holds stocks of companies in developed countries but as an internationally diverse fund, it may invest in any geographic region of the world a Subadvisor deems the company attractive. The stock selection process of each Subadvisor does not utilize a pre-determined geographic allocation, and each Subadvisor primarily uses a bottom-up approach focused on fundamental analysis of stocks of individual companies across all geographic regions. The Advisor attempts to control the portfolio’s risk level and maximize the Fund’s return potential relative to the MSCI EAFE SMID benchmark by balancing the risks and opportunities among the portion of the portfolio managed by each Subadvisor. The Advisor may shift allocations among the Subadvisors depending on market conditions, the Subadvisors’ respective style biases, and performance opportunities. The Fund may invest up to 20% of its assets in securities of issuers in emerging market countries. The securities in which the Fund invests are often denominated and traded in foreign currencies.

Attractive companies are identified through a combination of valuation and growth metrics that seeks to identify companies with a sustainable competitive advantage. Stocks chosen for the Fund combine growth and value characteristics or offer the

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 23

opportunity to buy growth at a reasonable price.

The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).

Sustainable and Socially Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Fund’s sustainable and socially responsible investment criteria. Investments must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result. The Advisor’s allocation of Fund assets among the portion of the portfolio managed by each Subadvisor may cause the Fund to underperform.

Stock Market Risk. The stock market (including stock markets outside the U.S.) may fall in value, causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Preferred Stock Risk. The market value of preferred stock generally decreases when interest rates rise and is affected by the issuer’s ability to make payments on the preferred stock.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Small-Cap and Mid-Cap Company Risk. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Growth Company Risk. Prices of growth company securities may fall more than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.

Valuation Risk. A stock judged to be undervalued by the Subadvisor may actually be appropriately priced, and it may not appreciate as anticipated.

Multi-Manager Risk. While the Advisor monitors the overall management of the Fund, the Subadvisors make investment decisions independently from each other. It is possible that the Subadvisors’ investment styles may not always be complementary, which could affect the performance and transaction costs of the Fund.

Performance

The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class I shares has varied from year to year. The table compares the Fund’s performance over time with that of an index and an average.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 24

Calendar Year Total Returns

	Quarter	Total
	Ended	Return
Best Quarter (of periods shown)	6/30/09	24.14%
Worst Quarter (of periods shown)	12/31/08	-24.10%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

		Since
Average Annual Total Returns		Inception
(as of 12/31/11)	1 year	(5/31/07)
Class I:
Return before taxes	-17.55%	-6.34%
Return after taxes on distributions	-17.56%	-6.30%
Return after taxes on distributions and	-11.06%	-5.08%
sale of Fund shares
MSCI EAFE SMID Index	-14.59%	-7.17%
(reflects no deduction for fees, expenses
or taxes)
Lipper International Small/Mid Cap Core	-16.59%	-7.26%
Funds Avg.
(reflects no deduction for taxes)

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Investment Subadvisor. Advisory Research, Inc. (“ARI”) and Trilogy Global Advisors, LP (“Trilogy”)

Portfolio	Title	Length of Time
Manager Name		Managing Fund
Jonathan P. Brodsky	Managing Director,	Since September 2011
ARI

Drew Edwards	Vice President, ARI	Since September 2011

Marco P. Priani, CFA,	Vice President, ARI	Since September 2011
CPA, FRM

William Sterling,	Chief Investment	Since September 2011
Ph.D.	Officer and Senior Portfolio
Mananger, Trilogy

Gregory J. Gigliotta	Managing Director and Senior	Since September 2011
Portfolio Manager, Trilogy

Pablo Salas	Managing Director and Senior	Since September 2011
Portfolio Manager, Trilogy

Jessica Reuss, CFA	Product Specialist and	Since September 2011
Portfolio Manager,
Trilogy

David Runkle, Ph.D.,	Director of	Since September 2011
CFA	Quantitative Research,
Portfolio Manager,
Trilogy

For important information on buying and selling shares, taxes and financial intermediary compensation, please turn to “Additional Information that Applies to All Funds” on page 40 of this Prospectus.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 25

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation through investment primarily in small-cap common stocks of U.S. companies that meet the Fund’s investment criteria, including financial, sustainability and social responsibility factors and that, at the time of purchase, are considered by the Advisor to be attractively valued. This objective may be changed by the Fund’s Board of Directors without shareholder approval.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class I
Redemption fee (as a % of amount redeemed or
exchanged within 7 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a
% of the value of your investment)
Class I
Management fees	0.80%
Distribution and service (12b-1) fees	None
Other expenses	0.28%
Total annual fund operating expenses	1.08%
Less fee waiver and/or expense reimbursement [1]	(0.16%)
Net expenses	0.92%

1 The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 0.92% through January 31, 2013. Only the Board of Directors of the Fund may terminate the Fund’s expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

• you invest $1,000,000 in the Fund for the time periods indicated;
• your investment has a 5% return each year;
• the Fund’s operating expenses remain the same; and
• any Calvert expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$9,388	$32,759	$57,998	$130,280

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of its portfolio’s average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund offers opportunities for long-term capital appreciation with a moderate degree of risk through a mix of smaller company stocks that meet the Fund’s investment criteria, including financial, sustainability and social responsibility factors. The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in common stocks of small companies. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. Calvert defines small companies generally as having a market capitalization of $3 billion or less at the time of initial purchase.

The Fund may also invest up to 25% of its net assets in foreign securities.

The investment process combines active stock selection and systematic portfolio construction to produce a portfolio that is capable of achieving positive excess returns with relatively low active risk relative to the Fund’s benchmark.

The Fund seeks to achieve its investment objective by implementing an investment strategy based on the Advisor’s stock selection models, which evaluate a broad range of small-cap securities. Position adjustments will take place only to the extent that planned changes to the Fund’s investments have a sufficiently greater probability of producing positive excess returns than does the existing portfolio.

Sustainable and Socially Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 26

socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Fund’s sustainable and socially responsible investment criteria. Investments must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market may fall in value, causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Small-Cap Company Risk. Prices of small-cap stocks can be more volatile than those of larger, more established companies. Small-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Performance

The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class I shares has varied from year to year. The table compares the Fund’s performance over time with that of the Fund’s current index and an average.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

Calendar Year Total Returns

	Quarter	Total
	Ended	Return
Best Quarter (of periods shown)	6/30/09	16.91%
Worst Quarter (of periods shown)	12/31/08	-22.93%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

			Since
Average Annual Total Returns			Inception
(as of 12/31/11)	1 year	5 years	(4/29/05)
Class I:
Return before taxes	-4.25%	-1.06%	2.95%
Return after taxes on distributions	-4.49%	-1.14%	2.90%
Return after taxes on distributions	-2.45%	-0.90%	2.54%
and sale of Fund shares
Russell 2000 Index	-4.18%	0.15%	5.14%
(reflects no deduction for fees,
expenses or taxes)
Lipper Small-Cap Core Funds Avg.	-3.41%	0.45%	4.94%
(reflects no deduction for taxes)

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 27

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Investment Management, Inc.  (“Calvert” or the “Advisor”)

Portfolio	Title	Length of Time
Manager Name		Managing Fund
Natalie A. Trunow	Senior Vice President, Chief	Since July 2010
Investment Officer - Equities, Calvert

For important information on buying and selling shares, taxes and financial intermediary compensation, please turn to “Additional Information that Applies to All Funds” on page 40 of this Prospectus.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 28

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital through investment in equity securities of companies active in the alternative energy sector, using the Fund’s corporate responsibility standards and strategies. This objective may be changed by the Fund’s Board of Directors without shareholder approval.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class I
Redemption fee (as a % of amount redeemed or
exchanged within 7 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a
% of the value of your investment)
Class I
Management fees [1]	1.10%
Distribution and service (12b-1) fees	None
Other expenses	0.39%
Total annual fund operating expenses	1.49%
Less fee waiver and/or expense reimbursement [2]	(0.09%)
Net expenses	1.40%

1 Management fees are restated to reflect current fiscal year fees rather than the fees in effect during the previous fiscal year.

2 The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 1.40% through January 31, 2013. Only the Board of Directors of the Fund may terminate the Fund’s expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

• you invest $1,000,000 in the Fund for the time periods indicated;
• your investment has a 5% return each year;
• the Fund’s operating expenses remain the same; and
• any Calvert expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$14,252	$46,218	$80,467	$177,180

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of its portfolio’s average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities of U.S. and non-U.S. companies whose main business is alternative energy or that are significantly involved in the alternative energy sector. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund concentrates (invests more than 25% of its total assets) in the alternative energy industry.

Alternative energy includes renewable energy (solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy.

A company whose main business is alternative energy or that is significantly involved in the alternative energy sector will (1) derive at least 50% of its revenues or earnings from alternative energy activities; (2) devote at least 50% of its assets to such activities; or (3) be included in one of the following alternative energy indices: Ardour Global Alternative Energy Index (Composite)SM; Merrill Lynch Renewable Energy Index; S&P Global Alternative Energy Index; WilderHill New Energy Global Innovation Index; and WilderHill Clean Energy Index. For more information on these indices, see “Description of Alternative Energy Indices” in this Prospectus.

The Fund invests primarily in common stocks. The Fund invests in securities of all market capitalizations, but it may contain more small- and mid-cap stocks than large-cap stocks because many alternative energy companies are relatively new.

The Fund is non-diversified.

The Fund may invest in several countries in different geographic regions of the world, and the Subadvisor’s stock selection process does not utilize a pre-determined geographic allocation. The Fund primarily invests in developed countries but may purchase securities in emerging markets.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 29

The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).

The Subadvisor combines quantitative and fundamental processes. To develop the investible universe, the Subadvisor employs long-term strategic allocations for each sub-activity within the alternative energy sector. Fundamental and qualitative models evaluate stocks from the bottom up, focused on fundamental analysis of stocks of individual companies across all geographic regions. Top-down views on industries, sectors or regions act as risk controls in portfolio construction. The Subadvisor consults a panel of experts in the alternative energy field to obtain research and insight on political, economic and regional trends with respect to alternative energy segments.

Sustainable and Socially Responsible Investing. The Fund will invest in ways consistent with Calvert’s philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Fund’s sustainable and socially responsible investment criteria. Investments must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Non-diversification Risk. The Fund may invest more of its assets in a smaller number of issuers than a diversified fund, and gains or losses on a single stock may have greater impact on the Fund.

Energy Sector and Energy Price Risks. Stocks that comprise the energy sector may fall in value. Prices of energy (including traditional sources of energy such as oil, gas, or electricity) or alternative energy may fall.

Alternative Energy Industry Risk. The alternative energy industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. The industry can also be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations and policies. Companies in this industry could be adversely affected by commodity price volatility, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations. Changes in U.S., European and other governments’ policies towards alternative energy also may adversely affect Fund performance.

Concentration Risk. A downturn in the alternative energy industry would impact the Fund more than a fund that does not concentrate in this industry. By focusing on a specific sector or industry, the Fund may be more volatile than a typical mutual fund.

Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market (including stock markets outside the U.S.) may fall in value, causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Market Capitalization Risks. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 30

limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.

Performance

The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class I shares has varied from year to year. The table compares the Fund’s performance over time with that of an index and an average.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

Calendar Year Total Returns

	Quarter	Total
	Ended	Return
Best Quarter (of periods shown)	6/30/09	28.42%
Worst Quarter (of periods shown)	12/31/08	-33.79%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

		Since
Average Annual Total Returns		Inception
(as of 12/31/11)	1 year	(5/31/07)
Class I:
Return before taxes	-33.44%	-19.88%
Return after taxes on distributions	-33.69%	-19.95%
Return after taxes on distributions and sale	-20.93%	-15.63%
of Fund shares
Ardour Global Alternative Energy Index	-43.64%	-22.18%
(Composite)
(reflects no deduction for fees, expenses
or taxes)
Lipper Global Natural Resources Funds Avg.	-16.65%	-3.17%
(reflects no deduction for taxes)

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Investment Management, Inc.  (“Calvert” or the “Advisor”)

Investment Subadvisor. Kleinwort Benson Investors International Ltd (“KBI”)

Portfolio		Length of Time
Manager Name	Title	Managing Fund
Jens Peers, CFA	Head of Portfolio	Since May 2007
Management,
Environmental
Strategies, KBI

Treasa Ni Chonghaile	Portfolio Manager,	Since May 2007
Environmental
Strategies, KBI

Colm O’Connor	Portfolio Manager,	Since January 2009
Environmental
Strategies, KBI

For important information on buying and selling shares, taxes and financial intermediary compensation, please turn to “Additional Information that Applies to All Funds” on page 40 of this Prospectus.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 31

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation and growth of income, with current income a secondary objective, consistent with the preservation of capital. This objective may be changed by the Fund’s Board of Trustees without shareholder approval.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class I
Redemption fee (as a % of amount redeemed or	2.00%
exchanged within 7 days of purchase)

Annual Fund Operating Expenses (expenses that you pay each year as a
% of the value of your investment)
Class I
Management fees:
Advisory fee	None
Administrative fee	0.15%
Distribution and service (12b-1) fees	None
Other expenses	0.70%
Acquired fund fees and expenses	0.72%
Total annual fund operating expenses	1.57%
Less fee waiver and/or expense reimbursement [1]	(0.62%)
Net expenses	0.95%

1 The investment advisor has agreed to contractually limit direct ordinary operating expenses through January 31, 2013. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Direct ordinary operating expenses during this period will not exceed 0.23%, and for the period ending January 31, 2021, Calvert has further agreed to contractually limit direct ordinary operating expenses to 1.00%. Only the Board of Trustees of the Fund may terminate the Fund’s expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

• you invest $1,000,000 in the Fund for the time periods indicated;
• your investment has a 5% return each year;
• the Fund’s operating expenses remain the same;
• any Calvert expense limitation is in effect for the period indicated in the fee table above; and
• the estimated gross expenses of the underlying Calvert funds (or net expenses if subject to an expense limit for at least a year) are incorporated.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$9,692	$46,669	$86,112	$196,610

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). These transaction costs are also incurred by the underlying Calvert funds. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of its portfolio’s average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” that seeks to achieve its investment objective by investing in a portfolio of underlying Calvert fixed-income, equity and money market funds that meets the Fund’s investment criteria, including financial, sustainability and social responsibility factors.

The Fund invests in underlying Calvert funds in accordance with a stable target asset allocation determined by the Advisor. The Fund’s asset allocation strategy incorporates historical risk and return characteristics of various asset classes and correlations between asset classes to establish allocations intended to provide an optimal level of return for a given level of risk. Historical returns-based analysis and actual holdings data of the target underlying Calvert funds are then integrated to blend the styles of the underlying Calvert funds with the asset allocation policy.

The Fund intends to invest in shares of underlying Calvert funds and typically invests in underlying Calvert funds as follows:

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 32

50% to 80% of	In funds that invest primarily in equity securities
Fund’s net assets	(Calvert Equity Portfolio, Calvert Social Index
Fund, Calvert Enhanced Equity Portfolio,
Calvert Capital Accumulation Fund, Calvert
International Equity Fund, Calvert International
Opportunities Fund, Calvert Global Alternative
Energy Fund, Calvert Global Water Fund, and Calvert Small Cap Fund)

20% to 50% of	In Calvert Bond Portfolio (which invests
Fund’s net assets	primarily in fixed-income securities)
0% to 10% of Fund’s	In Calvert Money Market Portfolio (which
net assets	invests primarily in money market instruments)

The Fund may also invest, to a limited extent, in (1) derivative instruments, including, but not limited to, index futures, options and swaps; and (2) exchange-traded funds. The Fund will use these instruments to facilitate the periodic rebalancing of the Fund’s portfolio to maintain its target asset allocation, to make tactical asset allocations and to assist in managing cash.

For information on the investment objectives, strategies and risks of the underlying Calvert funds, see the respective Fund Summaries of the underlying equity funds in this Prospectus, and see “Description of Underlying Funds” in this Prospectus, which describes the underlying Calvert Global Water Fund and the underlying fixed-income and money market funds (Calvert Bond Portfolio and Calvert Money Market Portfolio).

The Advisor may select new or different underlying Calvert funds other than those listed above without prior approval of or prior notice to shareholders.

The above asset allocation percentages are allocation targets. The Advisor has discretion to reallocate the Fund’s assets among underlying Calvert funds. The Advisor monitors the Fund’s allocation and may rebalance or reallocate the Fund’s assets (1) based on its view of economic and market factors and events or (2) to adjust for shifts in the style biases of the underlying funds. The Advisor also evaluates any necessary rebalancing to reflect different target asset class allocations based on changed economic and market conditions.

Sustainable and Socially Responsible Investing. Each underlying fund (other than Calvert Global Alternative Energy Fund and Calvert Global Water Fund) seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert Global Alternative Energy Fund will invest in ways consistent with Calvert’s philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future. Calvert Global Water Fund seeks to invest in a wide range of companies and other enterprises that demonstrate varying degrees of commitment and progress toward addressing key corporate responsibility and sustainability challenges.

Each underlying fund (other than Calvert Global Water Fund) has sustainable and socially responsible investment criteria that reflect specific types of companies in which the fund seeks to invest and seeks to avoid investing. Calvert Global Water Fund’s sustainable and socially responsible investment criteria reflect threshold responsibility standards used in determining whether a security qualifies as an investment for the fund, and specific types of companies in which the fund seeks to invest.

Investments for each underlying fund are first selected for financial soundness and then evaluated according to the fund’s sustainable and socially responsible investment criteria. Investments for each underlying fund must be consistent with the fund’s current investment criteria, including financial, sustainability and social responsibility factors, as well as threshold responsibility standards (for Calvert Global Water Fund only), the application of which is in the economic interest of the underlying fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Asset Allocation Risk. The Advisor’s selection of underlying funds and the allocation of Fund assets to those funds may cause the Fund to underperform. The Fund’s greater allocation to equity funds makes it more susceptible to risks associated with equity investments than fixed-income investments.

Management Risk. Individual investments of an underlying fund may not perform as expected, and the underlying fund’s portfolio management practices may not achieve the desired result.

Derivatives Risk. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund and reduce its returns.

Exchange-Traded Fund (“ETF”) Risk. An ETF seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. The risks of investment in ETFs typically reflect the risk of the types of securities in which the ETFs invest. In addition, when the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.

Equity Investments. The Fund shares the principal risks of equity securities held by the underlying funds, including the key risks below.

Stock Market Risk. The stock market (including stocks that comprise the energy and water-related resource sectors, and stock markets outside the U.S.) may fall in value, causing prices of stocks held by the underlying funds to fall.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 33

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Fixed-Income Investments. The Fund shares the principal risks of fixed-income securities held by the underlying funds, including the key risks below.

Bond Market Risk. The market prices of bonds held by the underlying funds may fall.

Interest Rate Risk. A change in interest rates may adversely affect the value of the securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.

Credit Risk. The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

Money Market Investments. The Fund shares the principal risks of money market securities held by the underlying funds, including the key risk below.

Money Market Risk. Yield will change in response to market interest rates; in general, as market rates go up, so will yield, and vice versa. Although the underlying fund tries to keep the value of its shares constant at $1.00 per share, changes in market rates could cause the value to decrease. Credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Credit risk, however, should be low for the underlying fund because it invests primarily in securities that are considered to be of high quality; the underlying fund also limits the amount it invests in any one issuer to try to lessen its exposure to credit risk.

Performance

The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class I shares has varied from year to year. The table compares the Fund’s performance over time with that of a broad-based securities market index, a composite index and an average.

Performance results for Class I shares prior to January 31, 2008, the inception date for Class I shares, reflect the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been higher than Class A share performance because Class I, unlike Class A, has no Rule 12b-1 fees.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

Calendar Year Total Returns

	Quarter	Total
	Ended	Return
Best Quarter (of periods shown)	6/30/09	13.35%
Worst Quarter (of periods shown)	9/30/11	-10.01%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

			Since
Average Annual Total Returns			Inception
(as of 12/31/11)	1 year	5 years	(4/29/05)
Class I:
Return before taxes	0.26%	0.47%	2.96%
Return after taxes on distributions	-0.35%	-0.20%	2.33%
Return after taxes on distributions	0.35%	0.13%	2.28%
and sale of Fund shares
Russell 3000 Index	1.03%	-0.01%	3.80%
(reflects no deduction for fees,
expenses or taxes)
Moderate Allocation Composite Index*	0.80%	1.36%	4.19%
(reflects no deduction for fees,
expenses or taxes)
Lipper Mixed-Asset Target Allocation	-1.30%	0.63%	3.61%
Growth Funds Avg.
(reflects no deduction for taxes)

* The Fund also shows the Moderate Allocation Composite Index (47% Russell 3000 Index; 18% Morgan Stanley Capital International Europe Australasia Far East Global Investable Market Index; 30% Barclays Capital U.S. Credit Index; 5% Barclays Capital 3 month T-Bill Bellwether Index) because it is more consistent with the Fund’s portfolio construction process and represents a more accurate reflection of the Fund’s anticipated risk and return patterns.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 34

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

The Calvert Asset Allocation Committee, headed by Natalie A. Trunow, manages the Fund. Ms. Trunow is Senior Vice President, Chief Investment Officer - Equities, Calvert, and has overseen the Fund’s investment strategy and management since September 2008.

For important information on buying and selling shares, taxes and financial intermediary compensation, please turn to “Additional Information that Applies to All Funds” on page 40 of this Prospectus.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 35

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. This objective may be changed by the Fund’s Board of Trustees without shareholder approval.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class I
Redemption fee (as a % of amount redeemed or	2.00%
exchanged within 7 days of purchase)

Annual Fund Operating Expenses (expenses that you pay each year as a
% of the value of your investment)
Class I
Management fees:
Advisory fee	None
Administrative fee	0.15%
Distribution and service (12b-1) fees	None
Other expenses	1,182.47%
Acquired fund fees and expenses	0.81%
Total annual fund operating expenses	1,183.43%
Less fee waiver and/or expense reimbursement [1]	(1,182.39%)
Net expenses	1.04%

1 The investment advisor has agreed to contractually limit direct ordinary operating expenses through January 31, 2013. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Direct ordinary operating expenses during this period will not exceed 0.23%, and for the period ending January 31, 2021, Calvert has further agreed to contractually limit direct ordinary operating expenses to 1.00%. Only the Board of Trustees of the Fund may terminate the Fund’s expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

• you invest $1,000,000 in the Fund for the time periods indicated;
• your investment has a 5% return each year;
• the Fund’s operating expenses remain the same;
• any Calvert expense limitation is in effect for the period indicated in the fee table above; and
• the estimated gross expenses of the underlying Calvert funds (or net expenses if subject to an expense limit for at least a year) are incorporated.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10,606	$49,450	$90,811	$206,327

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). These transaction costs are also incurred by the underlying Calvert funds. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of its portfolio’s average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” that seeks to achieve its investment objective by investing in a portfolio of underlying Calvert fixed-income, equity and money market funds that meets the Fund’s investment criteria, including financial, sustainability and social responsibility factors.

The Fund invests in underlying Calvert funds in accordance with a stable target asset allocation determined by the Advisor. The Fund’s asset allocation strategy incorporates historical risk and return characteristics of various asset classes and correlations between asset classes to establish allocations intended to provide an optimal level of return for a given level of risk. Historical returns-based analysis and actual holdings data of the target underlying Calvert funds are then integrated to blend the styles of the underlying Calvert funds with the asset allocation policy.

The Fund intends to invest in shares of underlying Calvert funds and typically invests in underlying Calvert funds as follows:

80% to 100% of	In funds that invest primarily in equity securities
Fund’s net assets	(Calvert Equity Portfolio, Calvert Social
Index Fund, Calvert Enhanced Equity
Portfolio, Calvert Capital Accumulation Fund,
Calvert International Equity Fund, Calvert
International Opportunities Fund, Calvert
Global Alternative Energy Fund, Calvert Global
Water Fund, and Calvert Small Cap Fund)
0% to 20% of Fund’s	In Calvert Bond Portfolio (which invests
net assets	primarily in fixed-income securities)
0% to 5% of Fund’s	In Calvert Money Market Portfolio (which
net assets	invests primarily in money market instruments)

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 36

The Fund may also invest, to a limited extent, in (1) derivative instruments, including, but not limited to, index futures, options and swaps; and (2) exchange-traded funds. The Fund will use these instruments to facilitate the periodic rebalancing of the Fund’s portfolio to maintain its target asset allocation, to make tactical asset allocations and to assist in managing cash.

For information on the investment objectives, strategies and risks of the underlying Calvert funds, see the respective Fund Summaries of the underlying equity funds in this Prospectus, and see “Description of Underlying Funds” in this Prospectus, which describes the underlying Calvert Global Water Fund and the underlying fixed-income and money market funds (Calvert Bond Portfolio and Calvert Money Market Portfolio).

The Advisor may select new or different underlying Calvert funds other than those listed above without prior approval of or prior notice to shareholders.

The above asset allocation percentages are allocation targets. The Advisor has discretion to reallocate the Fund’s assets among underlying Calvert funds. The Advisor monitors the Fund’s allocation and may rebalance or reallocate the Fund’s assets (1) based on its view of economic and market factors and events or (2) to adjust for shifts in the style biases of the underlying funds. The Advisor also evaluates any necessary rebalancing to reflect different target asset class allocations based on changed economic and market conditions.

Sustainable and Socially Responsible Investing. Each underlying fund (other than Calvert Global Alternative Energy Fund and Calvert Global Water Fund) seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert Global Alternative Energy Fund will invest in ways consistent with Calvert’s philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future. Calvert Global Water Fund seeks to invest in a wide range of companies and other enterprises that demonstrate varying degrees of commitment and progress toward addressing key corporate responsibility and sustainability challenges.

Each underlying fund (other than Calvert Global Water Fund) has sustainable and socially responsible investment criteria that reflect specific types of companies in which the fund seeks to invest and seeks to avoid investing. Calvert Global Water Fund’s sustainable and socially responsible investment criteria reflect threshold responsibility standards used in determining whether a security qualifies as an investment for the fund, and specific types of companies in which the fund seeks to invest.

Investments for each underlying fund are first selected for financial soundness and then evaluated according to the fund’s sustainable and socially responsible investment criteria. Investments for each underlying fund must be consistent with the fund’s current investment criteria, including financial, sustainability and social responsibility factors, as well as threshold responsibility standards (for Calvert Global Water Fund only), the application of which is in the economic interest of the underlying fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Asset Allocation Risk. The Advisor’s selection of underlying funds and the allocation of Fund assets to those funds may cause the Fund to underperform. The Fund’s greater allocation to equity funds makes it more susceptible to risks associated with equity investments than fixed-income investments.

Management Risk. Individual investments of an underlying fund may not perform as expected, and the underlying fund’s portfolio management practices may not achieve the desired result.

Derivatives Risk. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund and reduce its returns.

Exchange-Traded Fund (“ETF”) Risk. An ETF seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. The risks of investment in ETFs typically reflect the risk of the types of securities in which the ETFs invest. In addition, when the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.

Equity Investments. The Fund shares the principal risks of equity securities held by the underlying funds, including the key risks below.

Stock Market Risk. The stock market (including stocks that comprise the energy and water-related resource sectors, and stock markets outside the U.S.) may fall in value, causing prices of stocks held by the underlying funds to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Fixed-Income Investments. The Fund shares the principal risks of fixed-income securities held by the underlying funds, including the key risks below.

Bond Market Risk. The market prices of bonds held by the underlying funds may fall.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 37

Interest Rate Risk. A change in interest rates may adversely affect the value of the securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.

Credit Risk. The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

Money Market Investments. The Fund shares the principal risks of money market securities held by the underlying funds, including the key risk below.

Money Market Risk. Yield will change in response to market interest rates; in general, as market rates go up, so will yield, and vice versa. Although the underlying fund tries to keep the value of its shares constant at $1.00 per share, changes in market rates could cause the value to decrease. Credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Credit risk, however, should be low for the underlying fund because it invests primarily in securities that are considered to be of high quality; the underlying fund also limits the amount it invests in any one issuer to try to lessen its exposure to credit risk.

Performance

The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class I shares has varied from year to year. The table compares the Fund’s performance over time with that of a broad-based securities market index, a composite index and an average.

Performance results for Class I shares prior to January 31, 2008, the inception date for Class I shares, reflect the performance of Class A shares at net asset value (NAV). In addition, because no shareholders have held Class I shares since February 23, 2011, performance results after February 23, 2011 also reflect performance of Class A shares at NAV. Actual Class I share performance would have been higher than Class A share performance because Class I, unlike Class A, has no Rule 12b-1 fees.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

Calendar Year Total Returns

	Quarter	Total
	Ended	Return
Best Quarter (of periods shown)	6/30/09	16.96%
Worst Quarter (of periods shown)	12/31/08	-21.68%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

			Since
Average Annual Total Returns			Inception
(as of 12/31/11)	1 year	5 years	(6/30/05)
Class I:
Return before taxes	-3.83%	-2.04%	1.23%
Return after taxes on distributions	-3.95%	-2.36%	0.91%
Return after taxes on distributions	-2.18%	-1.76%	1.01%
and sale of Fund shares
Russell 3000 Index	1.03%	-0.01%	3.20%
(reflects no deduction for fees,
expenses or taxes)
Aggressive Allocation Composite	-1.68%	-0.41%	3.31%
Index*
(reflects no deduction for fees,
expenses or taxes)
Lipper Multi-Cap Core Funds Avg.	-2.68%	-0.65%	2.63%
(reflects no deduction for taxes)

* The Fund also shows the Aggressive Allocation Composite Index (64% Russell 3000 Index; 26% Morgan Stanley Capital International Europe Australasia Far East Global Investable Market Index; 10% Barclays Capital U.S. Credit Index) because it is more consistent with the Fund’s portfolio construction process and represents a more accurate reflection of the Fund’s anticipated risk and return patterns.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 38

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

The Calvert Asset Allocation Committee, headed by Natalie A. Trunow, manages the Fund. Ms. Trunow is Senior Vice President, Chief Investment Officer - Equities, Calvert, and has overseen the Fund’s investment strategy and management since September 2008.

For important information on buying and selling shares, taxes and financial intermediary compensation, please turn to “Additional Information that Applies to All Funds” on page 40 of this Prospectus.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 39

Additional Information that Applies to All Funds

BUYING AND SELLING SHARES

You can buy, sell (redeem) or exchange shares of a Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).

All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.

Minimum to Open Fund Account
$1,000,000

The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.

To Buy Shares
New Accounts (include application)
and Subsequent Investments:	For wire instructions, call 800-327-2109

To Sell Shares
By Telephone	Call 800-368-2745

TAX INFORMATION

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by a Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 40

MORE INFORMATION ON FEES AND EXPENSES

REDEMPTION FEE

The redemption fee applies to redemptions, including exchanges, within 7 days of purchase. This fee is intended to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund. The fee is deducted from the redemption proceeds. It is payable to the Class I shares of the Fund from which the redemption is made and is accounted for as an addition to paid-in capital. The fee will not be charged directly on certain retirement account platforms and other similar omnibus-type accounts, but rather on their participants by the subtransfer agent and remitted to the Fund. Accounts of foundations, endowments, state and local governments, and those that use certain types of consultants are excluded from the Class I redemption fee. See “How to Sell Shares/Redemption Fee” in this Prospectus for situations where the fee may be waived.

MANAGEMENT FEES

Management fees include the advisory fee paid by the Fund to the Advisor and the administrative fee paid by the Fund to Calvert Investment Administrative Services, Inc., an affiliate of the Advisor.

With respect to the amount of each Fund’s advisory fee, see “Advisory Fees” in this Prospectus. Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund each pay no investment advisory fee. The administrative fees (as a percentage of the Fund’s net assets) paid for each Fund for the most recent fiscal year are as follows.

Fund	Administrative Fee
Calvert International Equity Fund	0.15%
Calvert International Opportunities Fund	0.15%
Calvert Global Alternative Energy Fund	0.15%
Calvert Moderate Allocation Fund	0.15%
Calvert Aggressive Allocation Fund	0.15%
Calvert Balanced Portfolio	0.125%
Calvert Equity Portfolio	0.10%
Calvert Social Index Fund	0.10%
Calvert Enhanced Equity Portfolio	0.10%
Calvert Capital Accumulation Fund	0.10%
Calvert Small Cap Fund	0.10%

VOLUNTARY FEE WAIVERS

Calvert Balanced Portfolio

Calvert Enhanced Equity Portfolio

The investment advisor voluntarily waives 0.05% of its annual advisory fee for the Fund based on average daily net assets under management by New Amsterdam Partners LLC in excess of $250 million. This waiver is contingent upon the continued service by New Amsterdam Partners LLC as Subadvisor to a portion of the equity assets of the Fund at an annual fee of 0.25% on assets up to $250 million and 0.20% on assets in excess of $250 million. Calvert may cease this waiver at any time. The Fund’s total annual fund operating expenses do not reflect expense waiver/reimbursements. Net of current expense waiver/reimbursements and offsets, the expenses of Class I shares of the Fund were 0.72% for the fiscal year ended September 30, 2011.

The investment advisor voluntarily waives 0.10% of its annual advisory fee based on the average daily net assets of the Fund. Calvert may cease this waiver at any time. The Fund’s total annual fund operating expenses do not reflect expense waiver/reimbursements. Net of current expense waiver/ reimbursements and offsets, the expenses of Class I shares of the Fund were 0.79% for the fiscal year ended September 30, 2011.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 41

Calvert International Equity Fund

The investment advisor has agreed to voluntarily limit direct net annual fund operating expenses for Class I to 1.06%. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. The Fund’s total annual fund operating expenses do not reflect expense waiver/reimbursements. Net of current expense waiver/reimbursements and offsets, the expenses of Class I of the Fund were 1.06% for the fiscal year ended September 30, 2011.

OTHER EXPENSES

“Other expenses” include custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the Advisor) that provide recordkeeping and other administrative services.

ACQUIRED FUND FEES AND EXPENSES

All Funds (other than Asset Allocation Funds): acquired fund fees and expenses represent underlying management fees and expenses, including any incentive allocations (typically 20%), of private limited partnerships and limited liability companies (together, “Partnerships”) that the Fund has acquired through its Special Equities investment program, and any exchange-traded funds acquired by the Fund. This amount is based on historic fees and expenses, and Partnership performance if applicable, and may vary substantially from year to year.

For the Funds below, Total Annual Fund Operating Expenses shown in the “Fees and Expenses” table in the respective Fund Summary do not correlate to the ratio of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratio, which is as follows, reflects the operating expenses of the applicable Fund and does not include acquired fund fees and expenses.

Fund	Class I
Calvert Balanced Portfolio	0.03%
Calvert Equity Portfolio	0.02%
Calvert International Equity Fund	0.02%

Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund: each Fund will indirectly bear its pro rata share of operating expenses incurred by the underlying Calvert funds. Based on the current Prospectus of each underlying Calvert fund, such expenses range from 0.21% to 1.60% for the class of shares in which each Asset Allocation Fund may invest. The fee table in the Fund Summary of each Asset Allocation Fund provides an estimate of the expenses the Fund will bear based on the expected allocation to, and the expected average expense ratio of, the underlying Calvert Funds. The Asset Allocation Funds invest in the least expensive Class of shares of the underlying Calvert funds which does not incur sales loads or Rule 12b-1 fees.

CONTRACTUAL FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS

Where Calvert has contractually agreed to a fee waiver and/or expense reimbursement, the expense limitation does not limit any acquired fund fees and expenses paid indirectly by a shareholder. The Example in the respective Fund Summary reflects the expense limits set forth in the fee table but only through the contractual date. Under the terms of a contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, performance fee adjustments (if applicable), and taxes. No Fund expects to incur a material amount of interest expense in the fiscal year.

Each Fund has an expense offset arrangement with the custodian bank whereby the custodian fees may be paid indirectly by credits on the Fund’s uninvested cash balances. These credits are used to reduce the Fund’s expenses. Under those circumstances where the Advisor has provided to the Fund a contractual expense limitation, and to the extent any expense offset credits are earned, the Advisor may benefit from the expense offset arrangement and the Advisor’s obligation under the contractual limitation may be reduced by the credits earned. Expense offset credits, if applicable, are included in the line item “Less fee waiver and/or expense reimbursement” in the fee table in the respective Fund Summary. The amount of this credit received by the Fund, if any, during the most recent fiscal year is reflected in the “Financial Highlights” in this Prospectus as the difference between the line items “Expenses Before Offsets” and “Net Expenses.” See “Investment Advisor and Subadvisors” in the respective Fund’s Statement of Additional Information (“SAI”) for more information.

EXAMPLE

The example in the fee table for each Fund also assumes that you reinvest all dividends and distributions.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 42

MORE INFORMATION ON INVESTMENT STRATEGIES AND RISKS

A concise description of each Fund’s principal investment strategies and principal risks is under the earlier Fund Summary for the respective Fund. On the following pages are further descriptions of these principal investment strategies and techniques, as well as certain non-principal investment strategies and techniques of the Funds, along with their associated risks. Each Fund has additional non-principal investment policies and restrictions, which are discussed under “Non-Principal Investment Policies and Risks” in the respective Fund’s SAI.

For certain investment strategies listed, the table below shows a Fund’s limitations as a percentage of either its net or total assets. Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund’s annual/semi-annual reports. (Please see the pages of this Prospectus following the table for descriptions of the investment strategies and definitions of the principal types of risks involved. Explanatory information about certain investment strategies of specific Funds is also provided below.)

Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund are not included in this table because each Asset Allocation Fund shares the principal strategies and risks of the underlying Calvert fixed-income, equity and money market funds in which the Asset Allocation Fund invests. The strategies and risks of the underlying funds are described in the Fund Summary of each underlying Calvert equity fund above in this Prospectus, discussed in this section, or set forth below under “Description of Underlying Funds” (with respect to the underlying Calvert Global Water Fund and the Calvert fixed-income and money market funds). See also “Fund of Funds Structure” below in this section. Additional information on the strategies and risks of an underlying fund is available in the respective underlying fund’s SAI. Each Asset Allocation Fund may also invest, to a limited extent, in (1) derivative instruments, including, but not limited to, index futures, options and swaps; and (2) exchange-traded funds. Futures, options, swaps, and exchange-traded funds are discussed under the sub-sections titled “Description of Investment Strategies and Associated Risks” and “Explanation of Investment Strategies Used by Certain Funds.”

Each Asset Allocation Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s fundamental investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund therefore may hold cash and invest in cash equivalents. During these periods, the Fund may not be able to achieve its investment objective.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 43

1 Calvert Social Index Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of investing at least 95% of its net assets in securities contained in the Calvert Social Index. The Index (and hence the Fund) may include securities issued by companies located outside the U.S. but only if they are traded primarily on a major U.S. exchange.

2 Excludes any High Social Impact Investments.

3 Based on net premium payments.

4 Based on initial margin required to establish position.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 44

Description of Investment Strategies and Associated Risks

The investment strategies listed in the table above are described below, and the principal types of risk involved with each strategy are listed. See the “Glossary of Certain Investment Risks” for definitions of these risk types.

Investment Techniques and Associated Risks

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a Fund to have higher portfolio turnover compared to other funds, exceeding 100%, and may translate to higher transaction costs, such as commissions and custodian and settlement fees. Because this strategy may cause the Fund to have a relatively high amount of short-term capital gains, which generally are taxable at the ordinary income tax rate, it may increase an investor’s tax liability.	Risks: Opportunity, Market and Transaction

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by holding cash and investing in cash equivalents. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective.	Risks: Opportunity

Exchange-Traded Funds (“ETFs”) are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) but whose underlying assets are stocks selected to track a particular index. ETFs are used for the limited purpose of managing a Fund’s cash position consistent with the Fund’s applicable benchmark to reduce deviations from the benchmark while enabling the Fund to accommodate its need for periodic liquidity.	Risks: Correlation and Market

Hedging Strategies. The hedging technique of purchasing and selling U.S. Treasury securities and related futures contracts may be used for the limited purpose of managing duration.	Risks: Correlation and Market

Conventional Securities and Associated Risks

Stocks in General. Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Debt securities and preferred stocks have rights senior to a company’s common stock. Stock prices overall may decline over short or even long periods. The type of stock (large-cap, mid-cap, growth, value, etc.) purchased pursuant to a Fund’s investment style tends to go through cycles of doing better or worse than the stock market in general, and its returns may trail returns of other asset classes. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Factors which can negatively impact the value of common stocks include economic factors such as interest rates, and non- economic factors such as political events.	Risks: Market

Foreign securities. For Funds other than Calvert International Opportunities Fund and Calvert Global Alternative Energy Fund, foreign securities are securities issued by entities whose principal place of business is located outside the U.S. For Calvert International Opportunities Fund and Calvert Global Alternative Energy Fund, foreign securities (securities of non-U.S. entities) are securities of entities that derive at least 50% of their revenue from business outside the U.S. or have at least 50% of their assets outside the U.S.; or that are organized under the laws of a non-U.S. country and have their securities principally traded on a non-U.S. exchange. For any Fund that may invest in debt, this includes debt instruments denominated in other currencies such as Eurobonds.	Risks: Market, Currency, Transaction, Liquidity, Information and Political

Investment grade bonds. Bonds rated BBB/Baa or higher in credit quality by Standard & Poor’s Ratings Services (“S&P”) or assigned an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor or Subadvisor.	Risks: Interest Rate, Market and Credit

Below-investment grade, high-yield bonds. Bonds rated below BBB/Baa or unrated bonds determined by the Fund’s Advisor or Subadvisor to be of comparable credit quality are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Junk bonds generally offer higher interest payments because the company that issues the bond is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, has financial difficulties, or has a greater amount of debt.	Risks: Credit, Market, Interest Rate, Liquidity and Information

Unrated debt securities. Bonds that have not been rated by an NRSRO; the Advisor and/or Subadvisor has determined the credit quality based on its own research.	Risks: Credit, Market, Interest Rate, Liquidity and Information

Illiquid securities. Securities which cannot be readily sold because there is no active market. Special Equities (venture capital private placements) and High Social Impact Investments are illiquid.	Risks: Liquidity, Market and Transaction

Unleveraged Derivative Securities and Associated Risks

Asset-backed securities. Securities backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality.

Risks: Credit, Interest Rate and Liquidity

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 45

Mortgage-backed securities. Securities backed by pools of mortgages, including senior classes of collateralized mortgage obligations (“CMOs”).	Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.	Risks: Currency, Leverage, Correlation, Liquidity and Opportunity

Leveraged Derivative Instruments and Associated Risks

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within or at a specified time. A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. In the case of writing options, a Fund will write call options only if it already owns the security (if it is “covered”).	Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date.	Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity

Glossary of Certain Investment Risks

Correlation risk	The risk that when a Fund “hedges,” two investments may not behave in relation to one another the way Fund managers expect them to, which may have unexpected or undesired results. For example, a hedge may reduce potential gains or may exacerbate losses instead of reducing them. For ETFs, there is a risk of tracking error. An ETF may not be able to exactly replicate the performance of the underlying index due to operating expenses and other factors (e.g., holding cash even though the underlying benchmark index is not composed of cash), and because transactions occur at market prices instead of at net asset value.

Credit risk	The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk	The risk that when a Fund buys, sells or holds a security denominated in foreign currency, adverse changes in foreign currency rates may cause investment losses when a Fund’s investments are converted to U.S. dollars. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

Extension risk	The risk that slower than anticipated prepayments (usually in response to higher interest rates) will extend the life of a mortgage-backed security beyond its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a discount. In addition, if held to maturity, a Fund will not have access to the principal invested when expected and may have to forego other investment opportunities.

Information risk	The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk	The risk that changes in interest rates will adversely affect the value of an investor’s fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/ “stripped” coupon securities (“strips”) are subject to greater interest rate risk.

Leverage risk	The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk	The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk	The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment’s value.

Opportunity risk	The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk	The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Prepayment risk	The risk that faster than anticipated prepayments (usually in response to lower interest rates) will cause a mortgage-backed security to mature prior to its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a premium. A Fund must also reinvest those assets at the current market rate, which may be lower.

Transaction risk	The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 46

Explanation of Investment Strategies Used by Certain Funds

Calvert Balanced Portfolio	Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price.

Securities Issued by Government-Sponsored Enterprises. The Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are government-sponsored enterprises (“GSEs”) that issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. In 2008, FNMA and FHLMC were placed into conservatorship and are currently operated by the Federal Housing Finance Agency.

CMO and ABS. The Portfolio may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include derivative securities such as collateralized mortgage obligations (“CMOs”) and structured asset-backed securities (“ABS”). The holder of an interest in a CMO or ABS is entitled to receive specified cash flows from a pool of underlying assets.
Depending upon the CMO or structured ABS class purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay CMO or structured ABS classes with a lower priority of payment or, alternatively, the holder may be paid only after the cash flow has been used to pay CMO or structured ABS classes with a higher priority of payment.

Leveraged Loans. Leveraged loans are business loans made to borrowers that typically have interest rates that periodically adjust to a generally recognized base rate, such as the London Interbank Offered Rate (LIBOR) or the prime rate as set by the Federal Reserve. Such loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. Leveraged loans, generally made by banks and other lending institutions, are made to corporations, partnerships or other entities. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. Leveraged loans typically are of below-investment-grade quality and, compared to investment grade loans, usually pay higher yields, and have higher volatility and higher risk of default on payments of interest or principal. The Portfolio may invest in leveraged loans by assignment from a lender, or it may invest indirectly through loan participation agreements.

Calvert Social Index Fund	Indexing. An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or “passively managed”) fund tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is to mirror the target index whether the index is going up or down. Therefore, index funds do not need the costly research and analysis employed by active fundamental asset managers. The sustainable and socially responsible investment criteria used by the Calvert Social Index may result in economic sector weightings that are significantly different from those of the overall market, and those overweightings/underweightings may be out of favor in the market. To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest to a limited extent in stock futures contracts, or other registered investment companies. The Fund may purchase U.S. Treasury securities in connection with its hedging activities.

The Fund uses a replication method of indexing. If assets should ever decline to below $20 million, it may use the sampling method. The replication method involves holding every security in the Calvert Social Index in about the same proportion as the Index. The sampling method involves selecting a representative number of securities that will resemble the Index in terms of key risk and other characteristics.

Although index funds by their nature tend to be tax-efficient investment vehicles, the Fund generally is managed without regard to tax ramifications.

Calvert International Equity Fund, Calvert International Opportunities Fund and Calvert Global Alternative Energy Fund	ADRs and GDRs. American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) are certificates evidencing an ownership interest in shares issued by a foreign company that are held by a custodian bank in the company’s home country. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-
the-counter in the U.S. as domestic shares. The Fund may invest in either sponsored or unsponsored ADRs. GDRs are certificates issued by an international bank that are generally traded in, and denominated in the currency of, countries other than the home country of the issuer of the underlying shares. Companies, including those from emerging markets, typically use GDRs to make their shares available to investors in two or more foreign countries.

Calvert International Opportunities Fund	Preferred Stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. It is generally senior to common stock but subordinate to debt securities with respect to the payment of dividends and on liquidation of the issuer.

Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund	Swaps. A swap is an agreement between two parties to exchange payments based on a reference asset. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” – i.e., the return on or increase n value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 47

All Funds

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed a Fund’s initial investment in such contracts.

DESCRIPTION OF ALTERNATIVE ENERGY INDICES
(Calvert Global Alternative Energy Fund)

As stated in the Fund Summary for Calvert Global Alternative Energy Fund under “Principal Investment Strategies,” the Fund may invest in companies that are included in certain alternative energy indices, which are described below.

Ardour Global Alternative Energy Index (Composite)SM

The Ardour Global Alternative Energy Index Composite is a capitalization-weighted, float-adjusted equity index designed to serve as an equity benchmark for globally traded stocks that are principally engaged in the field of Alternative Energy Technologies, including renewable energy, alternative fuels and related enabling technologies. As of December 31, 2011, the Index included 114 companies.

BofAML Renewable Energy Index

The objective of the Merrill Lynch Renewable Energy Index is to provide exposure to stocks that are well positioned to benefit from the renewable/alternative energy theme globally. This includes “pure plays” as well as stocks likely to benefit in a less direct way. The Index consists of stocks of the three largest renewable energy sub-sectors (namely biofuels, solar and wind) that have been filtered on several criteria – market capitalization, liquidity and country of listing. As of December 31, 2011, the Index included 31 stocks in the broad renewable energy sector.

S&P Global Alternative Energy Index

The S&P Global Alternative Energy Index combines two indices from the S&P Global Thematic Indices – the S&P Global Clean Energy Index and the S&P Global Nuclear Energy Index. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global alternative energy business, from both developed and emerging markets. As of December 31, 2011, the Index included 54 companies.

The S&P Global Clean Energy Index provides liquid and tradable exposure to 30 companies (as of

December 31, 2011) from around the world that are involved in clean energy related businesses. The Index is comprised of a diversified mix of Clean Energy Production and Clean Energy Equipment & Technology companies.

The S&P Global Nuclear Energy Index is comprised of 24 of the largest publicly traded companies (as of

December 31, 2011) in nuclear energy related businesses that meet the Index’s investability requirements. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global nuclear energy business from both developed markets and emerging markets.

WilderHill New Energy Global Innovation Index

The WilderHill New Energy Global Innovation Index is comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by WilderHill New Energy Finance, LLC. The Index is mainly comprised of companies in wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses; it also includes companies involved in energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells. As of December 31, 2011, the Index included 97 companies.

WilderHill Clean Energy Index

A priority of the WilderHill Clean Energy Index is to define and track the Clean Energy sector: specifically, businesses that stand to benefit substantially from a societal transition toward use of cleaner energy and conservation. Stocks and sector weightings within the Index are based on their significance for clean energy, technological influence and relevance to preventing pollution in the first place. Companies selected for the Index include those that focus on technologies for utilization of greener, more-renewable sources of energy. These technologies include those for renewable energy harvesting or production, energy conversion, energy storage, pollution prevention and improvements in energy efficiency, power delivery, energy conservation and monitoring of energy information. As of December 31, 2011, the Index included 55 companies.

FUND OF FUNDS STRUCTURE

(Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)

Each Asset Allocation Fund is structured as a “fund of funds.” Each Asset Allocation Fund seeks to achieve its investment objective by investing primarily in shares of other underlying Calvert funds, which are listed in the Fund Summary for the respective Asset Allocation Fund. The Asset Allocation Funds invest in the least expensive Class of shares of the underlying Calvert funds which does not incur sales

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 48

loads or Rule 12b-1 fees. Each Asset Allocation Fund offers the convenience of a professionally managed, diversified portfolio of Calvert mutual funds in a single investment. Because each Asset Allocation Fund invests in a variety of underlying funds, the Asset Allocation Fund could benefit from diversification, through which an Asset Allocation Fund investor could reduce overall risk by distributing assets among a number of investments. The diversification provided by asset allocation may reduce volatility over the long term.

Because the assets of the Asset Allocation Funds are invested in other underlying Calvert funds, the investment performance and risks of the Asset Allocation Funds are directly related to the investment performance and risks of the underlying Calvert funds. Also, each Asset Allocation Fund indirectly pays a proportionate share of the operating expenses of the underlying Calvert funds in which the Asset Allocation Fund invests, including management fees, which are paid to Calvert, in addition to the direct expenses of investing in the Asset Allocation Fund. An investor in an Asset Allocation Fund thus will pay higher expenses than if the underlying Calvert fund shares were held directly. An investor in an Asset Allocation Fund also may receive taxable capital gains distributions to a greater extent than if the underlying funds were held directly.

Please refer to the Fund Summaries in this Prospectus with respect to the investment objective, principal investment strategies and principal risks of the underlying equity funds (other than the Calvert Global Water Fund). Please turn to “Description of Underlying Funds” in this Prospectus with respect to the investment objectives, principal investment strategies and principal risks of the underlying Calvert Global Water Fund (including a description of the applicable water indices) and the underlying fixed-income and money market funds (Calvert Bond Portfolio and Calvert Money Market Portfolio). Additional investment practices of an underlying fund are described in its SAI, and, for the Calvert Global Water Fund, in the Calvert Equity and Asset Allocation Prospectus dated January 31, 2012 (Class A, B, C and Y), for the Calvert Money Market Portfolio, in the Calvert Income Prospectus dated January 31, 2012 (Class A, B, C, O and Y), and, for the Calvert Bond Portfolio, in the Calvert Income Prospectus dated January 31, 2012 (Class I).

PORTFOLIO HOLDINGS

Each Fund’s portfolio holdings are included in Semi-Annual and Annual Reports that are distributed to shareholders of the Fund. Each Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These filings are publicly available at the SEC.

A description of each Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available under “Portfolio Holdings Disclosure” in the respective Fund’s SAI.

ABOUT SUSTAINABLE AND SOCIALLY RESPONSIBLE INVESTING

CALVERT SIGNATURE STRATEGIES®

(Calvert Balanced Portfolio, Calvert Equity Portfolio, Calvert Social Index Fund, Calvert Enhanced Equity Portfolio, Calvert Capital Accumulation Fund, Calvert Small Cap Fund, Calvert International Equity Fund and Calvert International Opportunities Fund)

Investment Selection Process

In seeking to achieve a Fund’s investment objective, investments are first selected for financial soundness and then evaluated according to that Fund’s sustainable and socially responsible investment criteria. Only companies that meet all of the Fund’s environment, social, and governance (“ESG”) criteria are eligible for investment. To the greatest extent possible, the Funds seek to invest in companies that exhibit positive performance with respect to one or more of the ESG criteria. Investments for a Fund must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Investments in fixed-income securities for Calvert’s sustainable and socially responsible funds may be made prior to the application of the sustainability and social responsibility analysis, due to the nature of the fixed-income market. Unlike equities, fixed-income securities are not available on exchange traded markets, and the window of availability may not be sufficient to permit Calvert to perform sustainability and social responsibility analysis prior to purchase. However, following purchase, the fixed-income security is evaluated according to the Fund’s sustainable and socially responsible investment criteria and if it is not found to meet the standards for the Fund’s sustainable and socially responsible investment criteria, the security will be sold per Calvert’s procedures, at a time that is in the best interests of the shareholders.

Investment decisions on whether a company meets a Fund’s sustainable and socially responsible investment criteria typically apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company’s equity and its debt.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 49

Although each Fund’s sustainable and socially responsible investment criteria tend to limit the availability of investment opportunities more than is customary with other investment companies and may overweight certain sectors or types of investments that may or may not be in favor in the market, Calvert and the Subadvisors of the Funds believe there are sufficient investment opportunities to permit full investment among issuers which satisfy each Fund’s investment objective and its sustainable and socially responsible investment criteria.

Each Fund may invest in ETFs for the limited purpose of managing the Fund’s cash position consistent with the Fund’s applicable benchmark. The ETFs in which a Fund may invest will not be subject to sustainable and socially responsible investment criteria and will not be required to meet such criteria otherwise applicable to investments made by that Fund. In addition, the ETFs in which a Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not meet the Fund’s sustainable and socially responsible investment criteria. The principal purpose of investing in ETFs is not to meet the sustainable and socially responsible investment criteria by investing in individual companies, but rather to help the Fund meet its investment objective by obtaining market exposure to securities in the Fund’s applicable benchmark while enabling it to accommodate its need for periodic liquidity.

The selection of an investment by a Fund does not constitute endorsement or validation by that Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund’s sustainable and socially responsible investment criteria. Investors are invited to send to Calvert a brief description of companies they believe might be suitable for investment.

Sustainable and Socially Responsible Investment Criteria

Each Fund seeks to invest in companies and other enterprises that demonstrate positive ESG performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance.

Each Fund has developed sustainable and socially responsible investment criteria, detailed below. These criteria represent ESG standards which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisors, drawing on the Fund’s longstanding commitment to economic and social justice. All sustainable and socially responsible investment criteria may be changed by the Board of Trustees/Directors without shareholder approval.

Calvert Balanced Portfolio, Calvert Equity Portfolio, Calvert Social Index Fund, Calvert Enhanced Equity Portfolio, Calvert Capital Accumulation Fund, and Calvert Small Cap Fund

The Funds seek to invest in companies that:

  Take positive steps to improve environmental management and performance, advance sustainable development, or provide innovative and effective solutions to environmental problems through their products and services.
  Maintain positive diversity, labor relations, and employee health and safety practices, including inclusive and robust diversity policies, programs and training, and disclosure of workforce diversity data; have strong labor codes ideally consistent with the International Labor Organization (“ILO”) core standards, comprehensive benefits and training opportunities, and sound employee relations, as well as strong employee health and safety policies, safety management systems and training, and positive safety performance records.
  Observe appropriate international human rights standards in operations in all countries.
  Respect Indigenous Peoples and their lands, cultures, knowledge, environment, and livelihoods.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through stakeholder engagement with local communities, corporate philanthropy and employee volunteerism.
  Uphold sound corporate governance and business ethics policies and practices, including independent and diverse boards, and respect for shareholder rights; align executive compensation with corporate performance, maintain sound legal and regulatory compliance records, and disclose environmental, social and governance information.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 50

The Funds seek to avoid investing in companies that:

  Demonstrate poor environmental performance or compliance records, or contribute significantly to local or global environmental problems; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.
  Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.
  Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.
  Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.
  Demonstrate poor corporate governance or engage in harmful or unethical business practices.
  Manufacture tobacco products.
  Are significantly involved in the manufacture of alcoholic beverages.
  Have direct involvement in gambling operations.
  Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
  Manufacture or sell firearms and/or ammunition.
  Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

With respect to U.S. government securities, the Calvert Balanced Portfolio, Calvert Equity Portfolio and Calvert Enhanced Equity Portfolio invest in debt obligations issued by the U.S. government (i.e., Treasury securities) or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further, or are compatible with, the Funds’ sustainable and socially responsible investment criteria.

Calvert International Equity Fund

Calvert International Equity Fund seeks to invest in companies that:

  Take positive steps to improve environmental management and performance, advance sustainable development, or provide innovative and effective solutions to environmental problems through their products and services.
  Maintain positive diversity, labor relations, and employee health and safety practices, including inclusive and robust diversity policies, programs and training, and disclosure of workforce diversity data; have strong labor codes ideally consistent with the ILO core standards, comprehensive benefits and training opportunities, and sound employee relations, as well as strong employee health and safety policies, safety management systems and training, and positive safety performance records.
  Observe appropriate international human rights standards in operations in all countries.
  Respect Indigenous Peoples and their lands, cultures, knowledge, environment, and livelihoods.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through stakeholder engagement with local communities, corporate philanthropy and employee volunteerism.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 51

  Uphold sound corporate governance and business ethics policies and practices, including independent and diverse boards, and respect for shareholder rights; align executive compensation with corporate performance, maintain sound legal and regulatory compliance records, and disclose environmental, social and governance information.

Calvert International Equity Fund seeks to avoid investing in companies that:

  Demonstrate poor environmental performance or compliance records, or contribute significantly to environmental problems; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.
  Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.
  Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.
  Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.
  Demonstrate poor corporate governance or engage in harmful or unethical business practices.
  Derive more than 10% of revenues from the production of tobacco or alcohol products.
  Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
  Manufacture or sell firearms and/or ammunition.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

Calvert International Opportunities Fund

Calvert International Opportunities Fund seeks to invest in companies that:

  Take positive steps to improve environmental management and performance, advance sustainable development, or provide innovative and effective solutions to environmental problems through their products and services. Calvert will also consider investment in companies that are leaders in developing renewable energy and/or mitigating climate change, even though they may also be involved in nuclear power. However, Calvert will seek to avoid investing in companies that own or operate new nuclear power plants and/or do not meet Calvert’s rigorous standards of performance regarding the safety and security of their nuclear power operations.
  Maintain positive diversity, labor relations, and employee health and safety practices, including inclusive and robust diversity policies, programs and training, and disclosure of workforce diversity data; have strong labor codes ideally consistent with the ILO core standards, comprehensive benefits and training opportunities, and sound employee relations, as well as strong employee health and safety policies, safety management systems and training, and positive safety performance records.
  Observe appropriate international human rights standards in operations in all countries.
  Respect Indigenous Peoples and their lands, cultures, knowledge, environment, and livelihoods.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through stakeholder engagement with local communities, corporate philanthropy and employee volunteerism.
  Uphold sound corporate governance and business ethics policies and practices, including independent and diverse boards, and respect for shareholder rights; align executive compensation with corporate performance, maintain sound legal and regulatory compliance records, and disclose environmental, social and governance information.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 52

Calvert International Opportunities Fund seeks to avoid investing in companies that:

  Demonstrate poor environmental performance or compliance records, or contribute significantly to environmental problems; or own or operate new nuclear power plants.
  Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.
  Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.
  Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.
  Demonstrate poor corporate governance or engage in harmful or unethical business practices.
  Derive more than 10% of revenues from the production of tobacco or alcohol products.
  Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
  Manufacture or sell firearms and/or ammunition.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

Shareholder Advocacy and Corporate Responsibility

As each Fund’s Advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert uses strategic engagement and shareholder advocacy to encourage positive change in companies in virtually every industry, both to establish certain commitments and to encourage concrete progress. Calvert’s activities may include but are not limited to:

Dialogue with companies

Calvert regularly initiates dialogue with company management as part of its sustainability research process. After a Fund has become a shareholder, Calvert often continues its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management’s successes and challenges and presses for improvement on issues of concern.

Proxy voting

As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and sustainability at annual stockholder meetings. Calvert votes all proxies consistent with the sustainable and socially responsible investment criteria of the Fund.

Shareholder resolutions

Calvert proposes resolutions on a variety of sustainability and social responsibility issues. It files shareholder resolutions to help establish dialogue with corporate management and to encourage companies to take action. In most cases, Calvert’s efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in a company’s first-ever disclosure of its equal employment policies, programs and workforce demographics.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 53

CALVERT SOLUTION STRATEGIES®

(Calvert Global Alternative Energy Fund)

Investment Selection Process

In seeking to achieve the Fund’s investment objective, investments are first selected for financial soundness and then evaluated according to the Fund’s sustainable and socially responsible investment criteria. To the greatest extent possible, the Fund seeks to invest in companies that exhibit positive performance with respect to one or more of the sustainable and socially responsible investment criteria. Investments for the Fund must be consistent with the Fund’s current financial, sustainable and socially responsible investment criteria, the application of which is in the economic interest of the Fund and its shareholders.

Investments in fixed-income securities in the Fund may be made prior to the application of corporate responsibility standards and strategies, due to the nature of the fixed-income market, where unlike equities, fixed-income securities are not available on exchange traded markets, and the window of availability may not be sufficient to permit Calvert to perform sustainability and social responsibility analysis prior to purchase. However, following purchase, the fixed-income security is evaluated according to the Fund’s sustainable and socially responsible investment criteria and if it is not found to meet the standards for the Fund’s sustainable and socially responsible investment criteria, the security will be sold as per Calvert’s procedures, at a time that is in the best interests of the shareholders.

Investment decisions on whether a company meets the Fund’s sustainable and socially responsible investment criteria typically apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company’s equity and its debt.

The Fund may invest in ETFs for the limited purpose of managing the Fund’s cash position consistent with the Fund’s benchmark. The ETFs in which the Fund may invest will not be subject to sustainable and socially responsible investment criteria and will not be required to meet such criteria otherwise applicable to investments made by the Fund. In addition, the ETFs in which the Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not meet the Fund’s sustainable and socially responsible investment criteria. The principal purpose of investing in ETFs is not to meet the sustainable and socially responsible investment criteria by investing in individual companies, but rather to help the Fund meet its investment objective by obtaining market exposure to securities in the Fund’s applicable benchmark while enabling it to accommodate its need for periodic liquidity.

The selection of an investment by the Fund does not constitute endorsement or validation by the Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund’s sustainable and socially responsible investment criteria.

Sustainable and Socially Responsible Investment Criteria

Addressing the climate change crisis is essential to ensuring a sustainable future. A shift away from fossil fuels requires a sharp focus on developing alternative energy, energy efficiency, and the broadest array of energy options. The Fund provides an investment opportunity for climate change solutions and renewable energy development.

The Fund seeks to invest in companies that are market leaders in alternative energy or that are significantly involved in the alternative energy sector. Alternative energy includes renewable energy (solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy.

The Fund will invest in ways consistent with Calvert’s philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future. The Fund will focus on environmental, social, and governance (“ESG”) factors that promote and encourage sustainable solutions.

The Fund has developed sustainable and socially responsible investment criteria, detailed below. These criteria represent ESG standards which few, if any, companies totally satisfy. All sustainable and socially responsible investment criteria may be changed by the Board of Directors without shareholder approval.

Investing in new or emerging energy and climate change solutions involves a focus on corporate leadership in alternative energy; emphasis on corporate engagement; and flexibility towards traditional exclusionary criteria. The Fund will consider investment in companies that are leaders in developing renewable energy and/or mitigating climate change, even though they may also be involved in nuclear power. However, the Fund will seek to avoid investing in companies that own or operate new nuclear power plants and/or do not meet Calvert’s rigorous standards of performance regarding the safety and security of their nuclear power operations.

The Fund will adhere to core ESG criteria as follows.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 54

Calvert Global Alternative Energy Fund seeks to invest in companies that:

  Demonstrate leadership in providing solutions to the climate change crisis through renewable energy and other alternative environmental technologies.
  Take positive steps to improve environmental management and performance, and provide innovative solutions to environmental problems through their products, services and emerging technologies.
  Treat their employees with dignity and respect in the workplace.
  Observe appropriate international human rights standards and respect the rights of Indigenous Peoples.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life of the communities where they operate and are responsive to stakeholder concerns and expectations.
  Exhibit sound policies and practices with respect to corporate governance and business practices.

Calvert Global Alternative Energy Fund seeks to avoid investing in companies that:

  Contribute directly to the systematic denial of basic human rights.
  Maintain poor environmental compliance and performance practices.
  Demonstrate poor corporate governance or engage in unethical business practices.
  Own or operate new nuclear power plants.

CALVERT ASSET ALLOCATION FUNDS

(Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)

Investment Selection Process; Sustainable and Socially Responsible Investment Criteria

Each Fund is a “fund of funds” that seeks to achieve its investment objective by investing in a portfolio of underlying Calvert fixed-income, equity and money market funds that meets the Fund’s investment criteria, including financial, sustainability and social responsibility factors. Investments for each underlying fund are first selected for financial soundness and then evaluated according to the fund’s sustainable and socially responsible investment criteria.

In addition, each Fund may invest, to a limited extent, in ETFs in order to facilitate the periodic rebalancing of the Fund’s portfolio to maintain its target asset allocation, to make tactical asset allocations and to assist in managing cash. The ETFs in which a Fund may invest will not be subject to sustainable and socially responsible investment criteria and will not be required to meet such criteria otherwise applicable to investments made by that Fund. In addition, the ETFs in which a Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not meet the underlying funds’ sustainable and socially responsible investment criteria. The principal purpose of investing in ETFs is not to meet the sustainable and socially responsible investment criteria, but rather to help the Fund meet its investment objective by obtaining market exposure to its target asset allocation.

Each Fund’s investment criteria include the sustainable and socially responsible investment criteria of the underlying Calvert Funds in which the Fund invests.

SPECIAL INVESTMENT PROGRAMS

(Calvert Signature Strategies® and Calvert Solution Strategies®)

As part of Calvert’s and Fund shareholders’ ongoing commitment to providing and fostering innovative initiatives, certain Funds may invest a small percentage of their respective assets through special investment programs that are non-principal investment strategies pioneered by Calvert – High Social Impact Investments, Special Equities, and the Calvert Manager Discovery Program.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 55

Calvert International Equity Fund and Calvert International Opportunities Fund have limits on investments in U.S. companies of 5% and 10% of net assets, respectively; these percentages exclude High Social Impact Investments and Special Equities investments.

High Social Impact Investments

(Calvert Balanced Portfolio, Calvert Equity Portfolio, Calvert Social Index Fund, Calvert Capital Accumulation Fund, Calvert International Equity Fund, Calvert International Opportunities Fund, Calvert Small Cap Fund and Calvert Global Alternative Energy Fund)

High Social Impact Investments is a program that targets a percentage of a Fund’s assets (up to 3% for each of Calvert Capital Accumulation Fund, Calvert International Equity Fund, Calvert International Opportunities Fund, and Calvert Global Alternative Energy Fund, and up to 1% for each of the other Funds listed above). High Social Impact Investments offer a rate of return below the then-prevailing market rate and present attractive opportunities for furthering the Funds’ sustainable and socially responsible investment criteria.

These investments may be either debt or equity investments. These types of investments are illiquid. High Social Impact debt investments are unrated and below-investment grade, and involve a greater risk of default or price decline than investment grade securities. The Funds believe that these investments have a significant sustainability and social responsibility return through their impact in our local communities.

Each Fund’s High Social Impact Investments are fair valued by a fair value team consisting of officers of the Fund and of the Fund’s Advisor, as determined in good faith under consistently applied valuation procedures adopted by the Fund’s Board and under the ultimate supervision of the Board. See “How Shares Are Priced” in this Prospectus. Each Fund’s High Social Impact Investments can be made through direct investments, or placed through intermediaries, such as the Calvert Social Investment Foundation (as discussed below).

Pursuant to an exemptive order issued by the SEC, the Funds may invest those assets allocated for investment through the High Social Impact Investments program with the purchase of Community Investment Notes issued by the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from the Funds and Calvert Investments, Inc., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets in non-profit or not-for-profit community development organizations, community development banks, cooperatives and social enterprises that focus on low income housing, economic development, business development and other social and environmental considerations in urban and rural communities that may lead to a more just and sustainable society in the U.S. and around the globe.

The Funds may also invest in high social impact issuers through social enterprises in conjunction with the Special Equities investment program (see “Special Equities” below).

Investments in High Social Impact Investments may hinder the Calvert Social Index Fund’s ability to track the Index. High Social Impact Investments for Calvert Social Index Fund will be limited to 1% of the Fund’s assets if it commences the program.

Special Equities

(Calvert Balanced Portfolio, Calvert Equity Portfolio, Calvert Social Index Fund, Calvert Capital Accumulation Fund, Calvert International Equity Fund, Calvert International Opportunities Fund and Calvert Global Alternative Energy Fund)

Each of these Funds may invest in the Special Equities investment program that allows the Fund to promote especially promising approaches to sustainable and socially responsible investment goals through privately placed investments. Special Equities investments are subject to each Fund’s limit on illiquid securities (which is no more than 15% of a Fund’s net assets). The investments are generally venture capital privately placed investments in small, untried enterprises. These include pre-IPO companies and private funds, including limited partnerships. Most Special Equities investments are expected to have a projected market-rate risk-adjusted return. A small percentage of the program may be invested in Social Enterprises, issues that have a projected below-market risk-adjusted rate of return, but are expected to have a high degree of positive impact on societal change. The Special Equities Committee of each Fund identifies, evaluates, and selects the Special Equities investments. Special Equities involve a high degree of risk and are all subject to liquidity, information and transaction risk. Special Equities foreign investments are also subject to foreign securities risk, while Special Equities debt securities, which are generally below-investment grade, are also subject to credit risk. The risks associated with a Special Equities investment may cause the value of the investment to decline below its cost and, in some instances, to lose its value entirely. A Fund’s Special Equities investments are valued under the direction of the Fund’s Board.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 56

Pursuant to approval by each Fund’s Board of Trustees/Directors, each Fund has retained Stephen Moody and Daryn Dodson as consultants to provide investment research for the Special Equities Program.

Special Equities investments for Calvert Social Index Fund will be limited to 1% of the Fund’s net assets if it commences the program.

Manager Discovery Program

As part of the ongoing commitment of Calvert to promote equal opportunity, Calvert has introduced the Manager Discovery Program. The program allocates up to 5% of a Fund’s assets to strong-performing yet often overlooked minority and women-owned money management firms. These firms must have a proven track record and investment discipline that mirror the investment objectives of a Fund. The Manager Discovery Program seeks to bring a dynamic new perspective to a Fund, while maintaining Calvert’s long-standing commitment to seeking financial performance and societal impact. No firm currently participates in the program.

MANAGEMENT OF FUND INVESTMENTS

ABOUT CALVERT

Calvert Investment Management, Inc. (Calvert or the Advisor), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor for the Funds and all underlying funds in which the Asset Allocation Funds invest. Calvert provides the Funds and the underlying funds with investment supervision and management and office space, furnishes executive and other personnel to the Funds and the underlying funds, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of December 31, 2011, Calvert was the investment advisor for 43 mutual fund portfolios and had over $12 billion in assets under management.

MORE INFORMATION ABOUT THE ADVISOR, SUBADVISORS AND PORTFOLIO MANAGERS

Additional information is provided below regarding each individual and/or member of a team who is employed by or associated with the Advisor and respective Subadvisor (if any) of each Fund, and who is primarily (and jointly, as applicable) responsible for the day-to-day management of the Fund (each a “Portfolio Manager”). The respective Fund’s SAI provides additional information about each Portfolio Manager’s management of other accounts, compensation and ownership of securities in the Fund.

Calvert Balanced Portfolio

Calvert Investment Management, Inc.

See “About Calvert” above.

Natalie A. Trunow handles the allocation of assets and Portfolio Managers for the Fund.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Natalie A. Trunow	Senior Vice President, Chief Investment Officer – Equities, overseeing investment strategy and management of all Calvert balanced, equity and asset allocation portfolios.	Asset and Portfolio Manager
Allocations

Ms. Trunow joined Calvert as Head, Equities in August 2008. She previously served as the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global
Public Markets Group of General Motors Asset Management.

Fixed-Income Investments of Calvert Balanced Portfolio

Calvert Investment Management, Inc.

See “About Calvert” above.

Matthew Duch manages the day-to-day investment of the fixed-income investments of the Fund.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 57

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Matthew Duch	Mr. Duch has been a Portfolio Manager on the Calvert Taxable Fixed Income Team since 2006 and became a Portfolio Manager for this Fund in September 2011.	Lead Portfolio Manager for
fixed-income investments
Prior to joining Calvert in 2006, Mr Duch was a corporate trader/sector manager for Deutsche Asset Management.

Equity Investments of Calvert Balanced Portfolio

New Amsterdam Partners LLC (New Amsterdam), 475 Park Avenue South, 20th Floor, New York, New York 10016, has managed a portion of the equity assets of the Fund since June 30, 2004.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Michelle Clayman,	New Amsterdam -- Ms. Clayman founded the firm in 1986.	Portfolio Manager
CFA

Nathaniel Paull, CFA	New Amsterdam -- Senior Portfolio Manager	Portfolio Manager

Profit Investment Management (Profit), 8401 Colesville Road, Suite 320, Silver Spring, Maryland 20910, has managed a portion of the equity assets of the Fund since October 2002.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Eugene A. Profit	Mr. Profit has been Chief Executive Officer of Profit since 1996.	Portfolio Manager

Calvert Equity Portfolio

Atlanta Capital Management Company, LLC (Atlanta Capital), 1075 Peachtree Street, Suite 2100, Atlanta, GA 30309, has managed the assets of the Fund since September 1998.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Richard B. England,	Managing Director – Equities and Portfolio Manager, Atlanta Capital	Lead Portfolio Manager
CFA
Member of Management Committee
Mr. England became a Portfolio Manager for this Fund in July 2006.

Paul J. Marshall, CFA	Portfolio Manager, Atlanta Capital	Portfolio Manager
Mr. Marshall became a Portfolio Manager for this Fund in March 2009.

Calvert Social Index Fund

World Asset Management, Inc. (World Asset), 255 E. Brown St., Birmingham, MI 48009, is the Subadvisor for Calvert Social Index Fund. World Asset is an indirect wholly-owned subsidiary of Comerica Incorporated. World Asset has been in the index business since the mid-1970s and specializes in passive portfolio management techniques. It has managed the assets of the Fund since its inception in 2000.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Eric R. Lessnau	July 2011-present: World Asset as Senior Porfolio Manager.	Portfolio Manager
December 2008-July 2011: World Asset as Portfolio Manager.
January-December 2008: World Asset as Portfolio Analyst.
2003-January 2008: Comerica Securities as Senior Analyst.

David J. Jones	April 2010-present: World Asset as Portfolio Manager.	Portfolio Manager
March 2009-April 2010: World Asset as Portfolio Analyst.
2002-March 2009: Munder Capital Management as an Equity Trader.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 58

Calvert Enhanced Equity Portfolio

Calvert Investment Management, Inc.

See “About Calvert” above.

Natalie A. Trunow, Senior Vice President, Chief Investment Officer – Equities, manages the day-to-day investment of assets of the Fund.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Natalie A. Trunow	Senior Vice President, Chief Investment Officer – Equities, overseeing investment strategy and management of all Calvert balanced, equity and asset allocation portfolios.	Portfolio Manager

Ms. Trunow joined Calvert as Head, Equities in August 2008. She previously served as the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global
Public Markets Group of General Motors Asset Management.

Calvert Capital Accumulation Fund

New Amsterdam Partners LLC (New Amsterdam), 475 Park Avenue South, 20th Floor, New York, New York 10016, has managed the assets of the Fund since September 2005.

Michelle Clayman and Nathaniel Paull are New Amsterdam’s Portfolio Managers for Calvert Capital Accumulation Fund. Please see the information presented above with respect to New Amsterdam’s management of Calvert Balanced Portfolio regarding these Portfolio Managers’ business experience during the last five years and role on the management team.

Calvert International Equity Fund

Calvert Investment Management, Inc.

See “About Calvert” above.

Natalie A. Trunow, Senior Vice President, Chief Investment Officer – Equities, has managed an allocation of the Fund’s assets since December 2009 and is Calvert’s portfolio manager for Calvert International Equity Fund. Please see the information presented above with respect to Calvert’s management of Calvert Enhanced Equity Portfolio regarding this Portfolio Manager’s business experience during the last five years and role on the management team.

Thornburg Investment Management, Inc. (Thornburg), 2300 North Ridgetop Road, Santa Fe, NM 87506, has managed an allocation of the Fund’s assets since December 2009. Thornburg is a Delaware corporation, which has 40 managing directors with an equity interest in the firm.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
William V. Fries, CFA	Managing Director and Portfolio Manager, Thornburg	Portfolio Manager

Wendy Trevisani	Managing Director and Portfolio Manager, Thornburg	Portfolio Manager

Lei “Rocky” Wang,	Managing Director and Portfolio Manager, Thornburg	Portfolio Manager
CFA

Martin Currie, Inc. (Martin Currie), 1350 Avenue of Americas, Suite 3010, New York, NY 10019, has managed an allocation of the Fund’s assets since December 2009. Martin Currie is a subsidiary of Martin Currie Investment Management Ltd, located in Edinburgh, Scotland, which was founded in 1881 and is a specialist investment management business. As of October 31, 2011 Martin Currie Investment Management Ltd managed US$10.4 billion in active equity portfolios for a global client base of financial institutions, charities, foundations, endowments, pension funds, family offices, government agencies and investment funds. Martin Currie Investment Management Ltd is a private company, owned and managed by its full-time employees.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
James Fairweather	1997 - present: Head of Global Equities, Martin Currie	Lead Portfolio Manager,
Martin Currie
David Sheasby	2004 - present: Director, Portfolio Manager, Martin Currie	Portfolio Manager

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 59

Christine Montgomery	December 2009 - present: Portfolio Manager, Martin Currie 2007-2009: Investment Partner, Edinburgh Partners	Portfolio Manager

Calvert International Opportunities Fund

Advisory Research, Inc. (ARI), 180 N. Stetson Avenue, Suite 5500, Chicago, IL 60601, has managed an allocation of Fund’s assets since September 2011. ARI is a Delaware corporation and was founded in 1974. ARI has over $5.8 billion in assets under management as of October 31, 2011, primarily in equity, both domestic and international.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Jonathan P. Brodsky	2009 - present: Managing Director, ARI; member of ARI Investment Team	Portfolio Manager, Research
Analyst
2004 - 2009: Vice President, ARI; member of ARI Investment Team
Drew Edwards	2008 - present: Vice President, ARI; member of ARI Investment Team	Portfolio Manager
2005 - 2008: Investment Professional, Taiyo Pacific Partners
Marco P. Priani, CFA,	Vice President, ARI; member of ARI Investment Team	Portfolio Manager
CPA, FRM

Trilogy Global Advisors, LP (Trilogy), 1114 Avenue of the Americas, 28th Floor, New York, NY, 10036, has managed an allocation of the Fund’s assets since September 2011. Trilogy is a Delaware limited partnership and has been in business since 1999. Trilogy manages global, international and emerging markets equities with over $13 billion in assets under management as of October 31, 2011.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Willam Sterling, Ph.D.	1999 - present: Chief Investment Officer and Senior Portfolio Manager, Trilogy, Mr. Sterling has guided the firm since its inception in 1999.	Senior Portfolio Manager

Gregory J. Gigliotti	2002 - present: Managing Director and Senior Portfolio Manager, Trilogy.	Senior Portfolio Manager
Responsible for day-to-day management of Trilogy’s client portfolios.

Pablo Salas	2005 - present: Managing Director and Senior Portfolio Manager, Trilogy.	Senior Portfolio Manager
Responsible for the management of Trilogy’s emerging markets equity portfolios.

Jessica Reuss, CFA	2006 - present: Product Specialist and Portfolio Manager, Trilogy. Responsible for global research coverage in the consumer discretionary and consumer staples sectors.	Portfolio Manager

David Runkle, Ph.D., CFA	2007 - present: Director of Quantitaive Research, Portfolio Manager, Trilogy.	Portfolio Manager
Responsible for Trilogy’s quantitative research efforts.
2002 - 2007: Investment Research Manager, Piper Jaffray.

Calvert Small Cap Fund

Calvert Investment Management, Inc.

See “About Calvert” above.

Natalie A. Trunow, Senior Vice President, Chief Investment Officer – Equities, has been responsible for the day-to-day management of the Fund since July 2010 and is Calvert’s Portfolio Manager for Calvert Small Cap Fund. Please see the information presented above with respect to Calvert’s management of Calvert Enhanced Equity Portfolio regarding this Portfolio Manager’s business experience during the last five years and role on the management team.

Calvert Global Alternative Energy Fund

Kleinwort Benson Investors International Ltd (KBI) (formerly KBC Asset Management International Ltd.), Joshua Dawson House, Dawson Street, Dublin 2, Ireland, has managed the assets of the Fund since inception. KBI is wholly-owned by Kleinwort Benson Investors Dublin Ltd., which is a wholly-owned subsidiary of Kleinwort Benson Group Ltd. KBI’s ultimate parent is RHJ International Group.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 60

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Jens Peers, CFA	Head of Environmental Equities, KBI	Portfolio Manager

Treasa Ni Chonghaile	Equity Portfolio Management, KBI	Portfolio Manager

Colm O’Connor	Equity Portfolio Management, KBI (Jan. 2009 – present)	Portfolio Manager
Equity Analyst, Environmental Strategies, KBI (2006-2009)

Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund

Calvert Investment Management, Inc.

See “About Calvert” above.

The Calvert Asset Allocation Committee (the “Allocation Committee”) manages the Asset Allocation Funds. Natalie A. Trunow is the head of the Allocation Committee. She is Senior Vice President, Chief Investment Officer – Equities, Calvert, and oversees investment strategy and management of all Calvert balanced, equity and asset allocation portfolios. Ms. Trunow joined Calvert as Head, Equities, in August 2008. She previously served as the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management. The Asset Allocation Funds’ SAI provides additional information about Ms. Trunow’s management of other accounts, compensation and ownership of securities in each Asset Allocation Fund.

Calvert and each Fund have obtained an exemptive order from the SEC to permit Calvert and the applicable Fund, pursuant to approval by the Fund’s Board of Trustees/Directors, to enter into and materially amend contracts with the Fund’s Subadvisor, if any (that is not an “affiliated person” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”)) without shareholder approval. See “Investment Advisor and Subadvisors” in the respective Fund’s SAI for further details.

ADVISORY FEES

The table below shows the aggregate annual advisory fee paid by each Fund (other than the Asset Allocation Funds) for the most recent fiscal year as a percentage of that Fund’s average daily net assets. This figure is the total of all advisory fees (paid to Calvert) and subadvisory fees, if any, paid directly by the Fund. (Subadvisory fees paid by Calvert to a Subadvisor are reflected in the total advisory fees paid by the Fund to Calvert.) The advisory fee does not include administrative fees.

Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund do not pay advisory fees to Calvert for performing investment advisory services. Calvert, however, does receive advisory fees from managing the underlying Calvert funds, a portion of which are paid indirectly by the Asset Allocation Funds. For the most recent fiscal year, each Asset Allocation Fund paid an administrative fee of 0.15% of the Fund’s average daily net assets to Calvert Investment Administrative Services, Inc., an affiliate of the Advisor.

Fund	Advisory Fee
Calvert Balanced Portfolio	0.425%
Calvert Equity Portfolio	0.50%
Calvert Social Index Fund	0.208	% [1]
Calvert Enhanced Equity Portfolio	0.50	% [2]
Calvert Capital Accumulation Fund	0.65%
Calvert International Equity Fund	0.74%
Calvert International Opportunities Fund	0.80%
Calvert Small Cap Fund	0.70	% [3]
Calvert Global Alternative Energy Fund	0.97	% [4]

1	Effective February 1, 2011, the advisory fee is 0.20% of the Fund’s average daily net assets.
2	The contractual advisory fee is 0.60%; the Advisor voluntarily waived 0.10% in advisory fees.
3	Effective November 29, 2010, the advisory fee is 0.70% of the Fund’s average daily net assets.
4	Effective February 1, 2011, the advisory fee is 0.95% of the Fund’s average daily net assets.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 61

A discussion regarding the basis for the approval by the Funds’ Board of Trustees/Directors of the investment advisory agreement and any applicable subadvisory agreement with respect to each Fund is available in the most recent Semi-Annual Report of the respective Fund covering the fiscal period that ends on March 31 each year.

CONSULTING FEES

(Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)

Ibbotson Associates, a wholly-owned subsidiary of Morningstar, Inc., serves as an asset allocation consultant and provides guidance on maintaining an optimal allocation strategy for the Asset Allocation Funds. Ibbotson reviews portfolio allocations on a quarterly basis and reports results and recommendations to the Calvert Asset Allocation Committee. Each Asset Allocation Fund pays Ibbotson an annual fee of 0.05% of the Fund’s average daily net assets as compensation for such consulting services. Ibbotson Associates is located at 225 North Michigan Avenue, Suite 700, Chicago, Illinois 60601.

SHAREHOLDER INFORMATION

For more information on buying and selling shares, please contact your financial professional or Calvert’s client services department at 800-368-2748.

HOW TO OPEN AN ACCOUNT

Complete and sign an application for each new account. Be sure to specify Class I. After your account is open, you may buy shares and wire funds by telephone. All subsequent purchases must be made by an electronic funds transfer or through the National Securities Clearing Corporation (“NSCC”), in U.S. dollars. Each ACH funds transfer is limited to $300,000. Calvert Investment Distributors, Inc. (“CID”) is the Funds’ distributor. For more information and wire instructions, call Calvert at 800-327-2109.

Minimum to Open Fund Account:

$1,000,000

The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Examples include the following:

• the investment would permit a previously closed Class I in the Fund to reopen, at no additional expense to other Fund Classes;
• the investor has agreed to make additional Class I investments within a reasonable amount of time;
• discretionary wrap programs;
• omnibus accounts purchasing for a fund of funds; and
• certain omnibus accounts and employer sponsored retirement or employee benefit plan accounts.

Federal Holidays

There are some federal holidays, i.e., Columbus Day and Veterans Day, when the New York Stock Exchange (“NYSE”) is open and the Fund is open but electronic funds transfers cannot be received because the banks are closed.

Customer Identification

Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. In order to verify your identity, each Fund requires your name, date of birth, residential street address or principal place of business, social security number and employer identification number or other governmental issued identification when you open an account. A Fund may place limits on account transactions while it is in the process of attempting to verify your identity. If the Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 62

Through your Broker/Dealer

Your broker/dealer must receive your purchase request before the close of regular trading (generally 4 p.m. ET) on the NYSE to receive that day’s NAV. Your broker/dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

Arrangements with Broker/Dealers

CID, the Funds’ distributor, may pay additional concessions, including de minimis non-cash promotional incentives, such as de minimis merchandise or trips, to broker/dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of a Fund and/or shares of other Funds underwritten by CID. CID may make expense reimbursements for special training of a broker/dealer’s registered representatives, advertising or equipment, or to defray the expenses of sales contests. Calvert, CID, or their affiliates may pay, from their own resources, certain broker/dealers and/or other persons, for the sale and distribution of the securities or for services to a Fund. These amounts may be significant. Payments may include additional compensation beyond the regularly scheduled rates.

HOW SHARES ARE PRICED

The price of shares is based on each Fund’s NAV. The NAV is computed by adding the value of a Fund’s securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be calculated separately.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the NYSE (generally 4 p.m. ET). Each Fund is open for business each day the NYSE is open.

Some Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund’s shares may change on days when you will not be able to buy or sell your shares.

Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Debt securities that will mature in 60 days or less are valued at amortized cost, which approximates fair value.

Under the oversight of the Board of Trustees/Directors and pursuant to a Fund’s valuation procedures adopted by the Board, the Advisor determines when a market quotation is not readily available or reliable for a particular security.

Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of a Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees/Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, under the ultimate supervision of the Board, the Advisor, pursuant to a Fund’s valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors may change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of a Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.

For assistance in making fair value determinations, the Boards of Directors of Calvert International Equity Fund, Calvert International Opportunities Fund and Calvert Global Alternative Energy Fund have retained a third-party fair value pricing service, pursuant to the respective Fund’s valuation procedures and under the ultimate supervision of the Board, to quantitatively value holdings of the Fund that trade on foreign exchanges. From time to time, market moves in the U.S. subsequent to the close of those local markets but prior to the Fund’s official pricing time of 4 p.m. Eastern Time may cause those local market prices to not be representative of what a reasonable investor would pay for those securities. In the event of such market movements in excess of previously established and Board-approved thresholds, the Fund’s service providers quantitatively estimate the fair value of each affected security. The values are calculated using the service provider’s proprietary models based upon the actual market close and trailing data from various benchmarks, futures and currencies. Factors that may influence the results of this process include changes in U.S. market index values, price movements in futures contracts based on foreign markets that trade in the U.S., and changes in industry or economic sector indices.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 63

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

WHEN YOUR ACCOUNT WILL BE CREDITED

Your purchase will be processed at the next NAV calculated after your request is received in good order, as defined below. All of your purchases must be made in U.S. dollars. No cash will be accepted. No credit card or credit loan checks will be accepted. Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchase orders must be sent to the Transfer Agent. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). See “Request in Good Order” below.

Request in Good Order

All requests (both purchase orders and redemption requests) must be received by the Transfer Agent in “good order.” This means that your request must include:

• The Fund name and account number.

• The amount of the transaction (in dollars or shares).

• Signatures of all owners exactly as registered on the account (for mail requests).

• Signature guarantees (if required).*

• Any supporting legal documentation that may be required.

• Any outstanding certificates representing shares to be redeemed.

* For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Notarization is not the equivalent of a signature guarantee.

Transactions are processed at the NAV next computed after the Transfer Agent has received all required information. Requests received in good order before the close of regular NYSE trading (generally 4 p.m. ET) will receive that day’s closing NAV; otherwise you will receive the next business day’s NAV.

Purchase and Redemption of Shares through a Financial Intermediary

Each Fund has authorized one or more broker/dealers to receive purchase and redemption orders on the Fund’s behalf. Such broker/ dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer’s authorized designee, receives the order in good order. The customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker/dealer or the broker/dealer’s authorized designee.

HOW TO SELL SHARES

You may redeem all or a portion of the shares from your account on any day your Fund is open for business, provided the amount requested is not on hold. When you purchase by ACH funds transfer, the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemption proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected.

Your shares will be redeemed at the next NAV calculated after your redemption request is received by the Transfer Agent in good order (less any applicable redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. Electronic funds transfer redemptions generally will be credited to your bank account by the second business day after your phone call.

A Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of the affected Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 64

securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from a Fund to the shareholder. The shareholder will also bear any market risks associated with the portfolio security until the security can be sold.

Each Fund reserves the right to suspend or postpone redemptions during any period when:

(a)	trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings;
(b)	the SEC has granted an order to the Fund permitting such suspension; or
(c)	an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

There are some federal holidays, however, i.e., Columbus Day and Veterans Day, when the NYSE is open and the Fund is open but redemptions cannot be made by electronic funds transfer because the banks are closed.

Follow these suggestions to ensure timely processing of your redemption request:

By Telephone - call 800-368-2745

You may redeem shares from your account by telephone and have your money sent by electronic funds transfer to a bank you have previously authorized. All redemptions must be made by an electronic funds transfer or through the NSCC, in U.S. dollars. Each ACH funds transfer is limited to $300,000. To add instructions to permit an electronic funds transfer to be sent to an account not previously authorized you must send us those instructions in a letter that is signature guaranteed.

Written Requests

Send your written requests to: Calvert, P.O. Box 219544, Kansas City, MO 64121-9544.

Your letter should include your account number, name of the Fund and Class, the number of shares or the dollar amount you are redeeming, and how you want the money sent to your authorized account. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to an account other than the account of record, your letter must be signature guaranteed.

Corporations and Associations

Your letter of instruction and corporate resolution should be signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

Trusts

Your letter of instruction should be signed by the Trustee(s) (as Trustee(s)), with a signature guarantee. (If the Trustee’s name is not registered on your account, please provide a copy of the trust document, certified within the last 60 days).

Through your Broker/Dealer

Your broker/dealer must receive your request before the close of regular trading on the NYSE to receive that day’s NAV. Your broker/ dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

Redemption Fee

In its effort to detect and prevent market timing, each Fund charges a 2% redemption fee on redemptions, including exchanges, within 7 days of purchase into that Fund unless the shares are held through an intermediary that has been authorized by Fund management to

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 65

apply its own redemption fee policy, as described under “Other Calvert Features/Policies -- Market Timing Policy” below. In the event of any such authorization, shareholders should contact the intermediary through which the Fund shares are held for more information on the redemption fee policy that applies to those shares, including any applicable waivers.

For those shares to which the Fund’s redemption fee policy is applicable, the redemption fee will only be waived in the following circumstances:

• Accounts of foundations, endowments, state and local governments, and those that use consultants.

• Redemption upon the death or disability of the shareholder, plan participant, or beneficiary. “Disability” means a total disability as evidenced by a determination by the U.S. Social Security Administration.

• Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder’s Calvert retirement accounts.

• The return of an excess contribution or deferral amount, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Code.

• Involuntary redemptions of accounts under procedures set forth by a Fund’s Board of Trustees/Directors.

• Redemption for the reallocation of purchases received under a systematic investment plan for rebalancing purposes, or by a discretionary platform for mutual fund wrap programs for rebalancing purposes.

• Redemption of shares purchased with reinvested dividends or capital gain distributions.

• Shares transferred from one retirement plan to another in the same Fund.

• Shares redeemed as part of a retirement plan termination or restructuring.

• Redemption of shares of a Fund held as a “qualified default investment alternative” in a retirement plan account in accordance with the requirements of Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated under that Act (Calvert Balanced Portfolio, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund only).

• Redemption of shares of a Fund held as a default investment option in a retirement plan.

• Exchange or redemption transactions by an account that a Fund or its Transfer Agent reasonably believes is maintained in an omnibus account by a service provider that does not have the systematic capability of assessing the redemption fee at the individual or participant account level. For this purpose, an omnibus account is a Fund account where the ownership of, or interest in, Fund shares by more than one individual or participant is held through the account and the subaccounting for such Fund account is done by the service provider, not the Fund’s Transfer Agent.

In order to determine your eligibility for a redemption fee waiver, it may be necessary to notify your broker/dealer or the Fund of the qualifying circumstances and to provide any applicable supporting documentation.

For shares held through an intermediary in an omnibus account, Calvert relies on the intermediary to assess any applicable redemption fee on underlying shareholder accounts. There are no assurances that intermediaries will properly assess the fee.

OTHER CALVERT FEATURES / POLICIES

Website

For 24-hour performance and pricing information, visit www.calvert.com.

You can obtain current performance and pricing information and verify account balances with the convenience of logging on to www.calvert.com.

The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 66

Telephone Transactions

You may purchase, redeem, or exchange shares, or request an electronic funds transfer by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Funds, the shareholder servicing agent and its affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for these transactions; please review this statement and verify the accuracy of your transaction immediately.

Exchanges

Calvert offers a wide variety of investment options that include common stock funds, tax-exempt and corporate bond funds, and money market funds; call your broker/dealer or Calvert representative for more information. We make it easy for you to purchase shares in other Calvert Funds if your investment goals change.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). You may then give exchange instructions by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on an exchange. Shares may only be exchanged for shares of the same class of another Calvert Fund, and the exchange must satisfy the minimum investment amount for that Calvert Fund.

Exchange requests will not be accepted on any day when Calvert is open but the Fund’s custodian bank is closed (i.e., Columbus Day and Veterans Day); these exchange requests will be processed the next day the Fund’s custodian bank is open.

Each Fund reserves the right to terminate or modify the exchange privilege with 60 days’ written notice.

Market Timing Policy

In general, the Funds are designed for long-term investment and not as frequent or short-term trading (“market timing”) vehicles. The Funds discourage frequent purchases and redemptions of Fund shares by Fund shareholders. Further, the Funds do not accommodate frequent purchases and redemptions of fund shares by fund shareholders. Accordingly, each Fund’s Board of Trustees/Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Fund, which may require you to pay a redemption fee, as described under “How to Sell Shares - Redemption Fee” in this Prospectus. The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor and Subadvisor(s) to implement a Fund’s investment strategies. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease a Fund’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. In addition to seeking to limit market timing by imposition of redemption fees, a Fund or Calvert at its discretion may reject any purchase or exchange request (purchase side only) it believes to be market timing. However, there is no guarantee that Calvert will detect or prevent market timing activity.

Shareholders may hold the shares of any Fund through a service provider, such as a broker/dealer or a retirement plan, which has adopted market timing policies that differ from the market timing policies adopted by the Fund’s Board of Trustees/Directors. In formulating their market timing policies, these service providers may or may not seek input from Calvert regarding certain aspects of their market timing policies, such as the amount of any redemption fee, the minimum holding period or the applicability of trading blocks. As a result, the market timing policies adopted by service providers may be quite dissimilar from the policies adopted by the Fund’s Board of Trustees/ Directors. The Board of Trustees/Directors of each Fund has authorized Fund management to defer to the market timing and redemption fee policies of any service provider that distributes shares of any Fund through an omnibus account if the service provider’s policies, in Fund management’s judgment, are reasonably designed to detect and deter market timing transactions. Shareholders may contact Calvert to determine if the service provider through which the shareholder holds shares of any Fund has been authorized by Fund management to apply its own market timing and redemption fee policies in lieu of the policies adopted by the Fund’s Board of Trustees/Directors. In the event of any such authorization, shareholders should contact the service provider through which the Fund shares are held for more information on the market timing policies and any redemption fees that apply to those shares.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 67

As stated under “How to Sell Shares” in this Prospectus, a redemption fee will not be assessed on Fund shares held through an omnibus account if the service provider maintaining that account:

(i)	does not have the systematic capability of assessing the redemption fee at the individual or participant account level, or
(ii)	as described above, implements its own policies and procedures to detect and prevent market timing and such policies do not provide for the assessment of a redemption fee.

If a significant percentage of a Fund’s shareholder accounts are held through omnibus accounts that are not subject to a redemption fee, then the Fund would be more susceptible to the risks of market timing activity in the Fund. Even if an omnibus account is not subject to a redemption fee, if a Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, Calvert will seek full cooperation from the service provider maintaining the account to identify the underlying participant. Calvert expects the service provider to take immediate action to stop any further market timing activity in the Fund by such participant(s) or plan, or else the Fund will be withdrawn as an investment option for that account. Calvert expects all service providers that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Funds.

Each Fund and CID reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only). Orders are canceled within one business day, and the purchase price is returned to the investor. Each Fund and CID also may modify any terms or conditions of purchase of shares of any Fund (upon prior notice) or withdraw all or any part of the offering made by this Prospectus.

Electronic Delivery of Prospectuses and Shareholder Reports

You may request electronic delivery of Fund prospectuses and annual and semi-annual reports by calling client services at 800-368-2745 or enrolling online at www.calvert.com.

Combined General Mailings (Householding)

Multiple accounts held directly with Calvert that have the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call Calvert client services at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above. Multiple accounts held through a broker/dealer (or other financial intermediary) that share the same household address may receive one mailing.

Special Services and Charges

Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a fee for these special services.

If you are purchasing shares through a program of services offered by a broker/dealer or other financial institution, you should read the program materials together with this Prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker/dealer or other agent.

Minimum Account Balance

Please maintain a balance in each of your Fund accounts of at least $1,000,000 per Fund.

If the balance in your account falls below the minimum, the account may be closed and the proceeds mailed to the address of record. You will receive notice that your account is below the minimum and will be closed or moved to Class A (at NAV) if the balance is not brought up to the required minimum within 30 days.

Shares held through an omnibus account or wrap-fee program for which a Fund has waived investment minimums are not subject to this requirement.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 68

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each Fund pays dividends from its net investment income as shown below. Net investment income consists of interest income and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.

Dividend Payment Options

Dividends and any distributions are automatically reinvested in the same Fund at NAV, unless you elect to have amounts of $10 or more paid to you by electronic funds transfer to a predesignated bank account. Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify a Fund in writing to change your payment options.

Buying a Dividend

At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date (“buying a dividend”), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

In January, your Fund will mail Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, the Funds whose shares you have sold or exchanged in the past year will mail Form 1099-B indicating the total amount of all such sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Cost Basis Reporting

Effective January 1, 2012, mutual funds must report cost basis information to you and the Internal Revenue Service (“IRS”) when you sell or exchange shares acquired on or after January 1, 2012 in your non-retirement accounts. The new cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. A Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Calvert Balanced Portfolio	Paid quarterly
Calvert Moderate Allocation Fund	Paid quarterly
Calvert Aggressive Allocation Fund	Paid quarterly
Calvert Equity Portfolio	Paid annually
Calvert Social Index Fund	Paid annually
Calvert Enhanced Equity Portfolio	Paid annually
Calvert Capital Accumulation Fund	Paid annually
Calvert International Equity Fund	Paid annually
Calvert International Opportunities Fund	Paid annually
Calvert Small Cap Fund	Paid annually
Calvert Global Alternative Energy Fund	Paid annually

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 69

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. For Calvert Balanced Portfolio, you will be notified to the extent, if any, that dividends reflect interest received from U.S. Government securities. Such dividends may be exempt from certain state income taxes. If you invest in an international or global Fund (Calvert International Equity Fund, Calvert International Opportunities Fund or Calvert Global Alternative Energy Fund), you may receive additional information regarding foreign source income and foreign taxes to assist in your calculation of foreign tax credits.

Some of the dividends may be identified as qualified dividend income and be eligible for the reduced federal tax rate if the individual investor meets the holding period requirement. Dividends paid by a Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number (“TIN”) and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

DESCRIPTION OF UNDERLYING FUNDS

(Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)

Each Asset Allocation Fund seeks to achieve its investment objective by investing primarily in shares of other underlying Calvert funds. The investment performance and risks of the Asset Allocation Funds are therefore directly related to the investment performance and risks of the underlying Calvert funds. The respective Fund Summaries for the Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund in this Prospectus specify the underlying Calvert funds in which each Asset Allocation Fund may invest. Calvert is the investment advisor for all of the underlying funds.

UNDERLYING CALVERT EQUITY FUNDS

All underlying Calvert equity funds are offered in this Prospectus except for the Calvert Global Water Fund. The investment objective, principal investment strategies and principal risks of the underlying Calvert equity funds other than the Calvert Global Water Fund are described in the respective Fund Summaries in this Prospectus. For additional information on the underlying equity funds’ investment strategies and risks of these Funds, see “More Information on Investment Strategies and Risks” in this Prospectus. Additional investment practices are described in the SAI of each of these underlying Calvert equity funds.

One additional underlying Calvert fund (Calvert Global Water Fund) is offered in a separate Calvert prospectus. The investment objectives, principal investment strategies, principal risks and description of water indices of the Calvert Global Water Fund (Class A, C and Y only) are described below. This description is not an offer of this underlying fund’s shares. For additional information on the investment strategies and risks of this underlying fund, please see Calvert’s Equity and Asset Allocation Prospectus dated January 31, 2012 (Class A, B, C and Y). Additional investment practices are described in the Calvert Impact Fund, Inc. SAI dated January 31, 2012 that includes this underlying fund. The prospectus and SAI for Calvert Global Water Fund is available on Calvert’s website at www.calvert.com.

Calvert Equity Fund

Calvert Global Water Fund

Investment Objective

The Fund seeks growth of capital through investment in equity securities of companies active in the water-related resource sector, using the Fund’s corporate responsibility standards and strategies. This objective may be changed by the Fund’s Board of Directors without shareholder approval.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 70

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies whose main business is in the water sector or that are significantly involved in water related services or technologies. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund concentrates (invests more than 25% of its total assets) in the water-related resource sector.

Investments in water-related resource sectors and companies include: water treatment, engineering, filtration, environmental controls, water related equipment, water and wastewater services, and water utilities. These companies may be involved in technologies, services and products including water distribution, water infrastructure and equipment, construction and engineering, environmental control and metering, and services or technologies that conserve or enable more efficient use of water. The Fund seeks to invest in companies directly involved in the management of water-related resources and not in packagers or resellers of bottled water.

A company whose main business is in the water-related resource sector or that is significantly involved in the water-related resource sector will: (1) derive at least 50% of its revenues or earnings from water-related resource sector activities; (2) devote at least 50% of its assets to such activities; or (3) be included in one of the following water indices: Palisades (Global) Water Index, S&P Global Water Index, ISE Water IndexTM and S-Network Global Water IndexSM. For more information on these indices, see “Description of Water Indices” below.

The Fund invests primarily in common stocks. The Fund invests in securities of all market capitalizations, but it may contain more small-and mid-cap stocks than large-cap stocks because many water-related resource companies are relatively new.

The Fund is non-diversified.

As a globally diverse fund, the Fund may invest in several countries in different geographic regions of the world, and the Subadvisor’s stock selection process does not utilize a pre-determined geographic allocation. The Fund primarily invests in developed countries but may purchase securities in any geographic region (including in emerging markets) if the Subadvisor deems the company attractive.

The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).

The Subadvisor combines quantitative (initial screening and evaluation) and fundamental processes. The fundamental process focuses on company strength, growth, and cash flow measures, taking into account sustainable and socially responsible investing initiatives and polices. Top-down views on industries, sectors or regions act as risk controls in portfolio construction.

Sustainable and Socially Responsible Investing. The Fund seeks to invest in a wide range of companies and other enterprises that demonstrate varying degrees of commitment and progress toward addressing key corporate responsibility and sustainability challenges. The Fund may invest in companies which already demonstrate leadership on environmental, social and governance issues relevant to their industries, as well as in companies which have yet to make significant progress on such issues but have the potential to do so. Engagement will encourage selected companies in the Fund’s portfolio to address issues where sufficient commitment is lacking, or reinforce progress that may be underway. The Fund has sustainable and socially responsible investment criteria that reflect threshold responsibility standards used in determining whether a security qualifies as an investment for the Fund, and specific types of companies in which the Fund seeks to invest.

Investments are first selected for financial soundness and then evaluated according to the Fund’s sustainable and socially responsible investment criteria. Investments must be consistent with the Fund’s current investment criteria, including financial, sustainability, and responsibility factors, as well as its threshold responsibility standards, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Non-diversification Risk. The Fund may invest more of its assets in a smaller number of issuers than a diversified fund, and gains or losses on a single stock may have greater impact on the Fund.

Water Sector Risk. Stocks that comprise the water-related resource sector may fall in value.

Water Industry Risks. The water industry can be significantly affected by economic trends or other conditions or developments, such as the availability of water, the level of rainfall and occurrence of other climatic events, changes in water consumption, new technologies relating

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 71

to the supply of water, and water conservation. The industry can also be significantly affected by environmental considerations, taxation, government regulation (including the increased cost of compliance), inflation, increases in interest rates, price and supply fluctuations, increases in the cost of raw materials and other operating costs, technological advances, and competition from new market entrants.

Concentration Risk. A downturn in the water-related resources sector would impact the Fund more than a fund that does not concentrate in this industry. By focusing on a specific sector or industry, the Fund may be more volatile than a typical mutual fund.

Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market (including stock markets outside the U.S.) may fall in value, causing prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

ADR and GDR Risk. The risks of ADRs and GDRs include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Market Capitalization Risks. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.

Description of Water Indices

The Fund may invest in companies that are included in the water indices described below.

Palisades Global Water Index

The Palisades Global Water Index is a modified equal-dollar weighted stock market index. The Index is designed to track the performance of companies engaged in the global water industry such as pump and filter manufacturers, water utilities, and irrigation equipment manufacturers. As of December 31, 2011, the Index included 30 companies.

Standard & Poor’s (S&P) Global Water Index

The S&P Global Water Index is comprised of many of the largest publicly traded companies in water-related businesses that meet the Index’s specific investability requirements. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global water industry, from both developed markets and emerging markets. As of December 31, 2011, the Index included 49 companies.

ISE Water IndexTM

The ISE Water Index provides a benchmark for investors interested in this emerging sector. The Index uses a modified market capitalization-weighted methodology to create a more uniform weight distribution. This prevents a few large component stocks from dominating the Index but still promotes portfolio diversification by retaining the economic attributes of capitalization ranking. Semi-annual reviews and rebalancing events are used to “re-set” the weighting of the component such that the component has a proportionate influence on the index performance. As of December 31, 2011, the Index contained 36 component stocks.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 72

S-Network Global Water IndexSM

The S-Network Global Water Index is the composite index and includes water utilities and companies engaged in water infrastructure and technology development. The composite is divided into two sub-indexes: S-Network Global Water WorksSM, a compilation of 30 water utilities, and S-Network Global Water TechSM, which includes 30 water technology and infrastructure stocks. As of December 31, 2011, the Index included 60 companies.

UNDERLYING CALVERT FIXED-INCOME AND MONEY MARKET FUNDS

Two additional underlying Calvert funds (Calvert Bond Portfolio and Calvert Money Market Portfolio) are offered in a separate Calvert prospectus. The investment objectives, principal investment strategies and principal risks of these two underlying funds are described below. This description is not an offer of these underlying funds’ shares. For additional information on the investment strategies and risks of these two underlying funds, please see the Calvert Income Funds prospectus dated January 31, 2012 (Class A, B, C, O and Y). Additional investment practices are described in the Calvert Social Investment Fund SAI dated January 31, 2012 that includes these two underlying funds. The prospectus and SAI for Calvert Bond Portfolio and Calvert Money Market Portfolio are available on Calvert’s website at www.calvert.com.

Calvert Fixed-Income Fund

Calvert Bond Portfolio

Investment Objective

The Fund seeks to provide as high a level of current income as is consistent with prudent investment risk and preservation of capital through investment in bonds and straight debt securities meeting the Fund’s investment criteria, including financial, sustainability and social responsibility factors. This objective may be changed by the Fund’s Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in fixed-income securities. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. At least 65% of the Fund’s net assets will be invested in investment grade debt securities rated A or above. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor’s or an equivalent rating by another nationally recognized statistical rating organization (‘‘NRSRO”), including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.

The Fund invests principally in bonds issued by U.S. corporations, the U.S. Government or its agencies, and U.S. government-sponsored enterprises (e.g., the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”)). The Fund also may invest in trust preferred securities, taxable municipal securities, asset-backed securities (“ABS”), including commercial mortgage-backed securities, and repurchase agreements.

The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include derivative securities such as collateralized mortgage obligations (“CMOs”) and ABS.

In addition, the Fund may invest in leveraged loans. The loans in which the Fund will invest are expected to be below-investment-grade quality and to bear interest at a floating rate that resets periodically.

The Fund may invest up to 35% of its net assets in below-investment grade, high-yield debt securities (commonly known as “junk bonds”), including bonds rated in default. A debt security is below investment grade when assigned a credit quality rating below BBB by Standard & Poor’s or an equivalent rating by another NRSRO, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.

The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts (“ADRs”).

The Fund is non-diversified.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 73

The Fund uses a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Fund.

Sustainable and Socially Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Fund’s sustainable and socially responsible investment criteria. Investments must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Non-Diversification Risk. The Fund may invest more of its assets in a smaller number of issuers than a diversified fund. Gains or losses on a single bond may have greater impact on the Fund.

Bond Market Risk. The market prices of bonds held by the Fund may fall.

Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.

Mortgage-Backed Securities Risk (Government-Sponsored Enterprises). Debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.

Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities, such as credit risk discussed above. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Below-investment-grade leveraged loans are usually more credit sensitive.

Management Risk. The individual investments of the Fund may not perform as expected, due to credit, political or other risks and/or the Fund’s portfolio management practices may not work to achieve the desired result.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.

Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment-grade securities and may be illiquid.

Defaulted Bonds Risk. For bonds in default (rated “D” by Standard & Poor’s or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve full recovery.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 74

Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable quality. When the Fund purchases unrated securities, it will depend on the Advisors analysis of credit risk without the assessment of an NRSRO.

Corporate and Taxable Municipal Bond Risk. For corporate and taxable municipal bonds, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.

Trust Preferred Securities Risk. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Repurchase Agreement Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Calvert Money Market Fund

Calvert Money Market Portfolio

Investment Objective

The Fund seeks to provide the highest level of current income, consistent with liquidity, safety and security of capital, through investment in money market instruments meeting the Fund’s investment criteria, including financial, sustainability and social responsibility factors. This ojective may be changed by the Fund’s Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund invests in high quality money market instruments, such as commercial paper, variable rate demand notes, corporate, agency and taxable municipal obligations, and repurchase agreements. All investments must comply with the SEC’s money market fund requirements per Rule 2a-7 of the Investment Company Act of 1940.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 75

Sustainable and Socially Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Fund’s sustainable and socially responsible investment criteria. Investments must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Income Risk. The income level of the Fund will fluctuate with changing market conditions and interest rate levels. The income the Fund receives may fall as a result of a decline in interest rates.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall.

Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Credit risk, however, should be low for the Fund because it invests primarily in securities that are considered to be of high quality. The Fund also limits the amount it invests in any one issuer to try to lessen its exposure to credit risk.

Management Risk. The individual bonds in the Fund may not perform as expected, due to credit, political or other risks and/or the Fund’s portfolio management practices may not achieve the desired result.

Repurchase Agreement Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

SUSTAINABLE AND SOCIALLY RESPONSIBLE INVESTING BY THE UNDERLYING FUNDS

(Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)

UNDERLYING CALVERT EQUITY FUNDS

Please see “About Sustainable and Socially Responsible Investing” in this Prospectus with respect to the investment selection process and the sustainable and socially responsible investment criteria of the underlying Calvert equity funds other than the Calvert Global Water Fund.

The following describes the investment selection process and the sustainable and socially responsible investment criteria of the underlying

Calvert Global Water Fund.

CALVERT SOLUTION STRATEGIES®

(Calvert Global Water Fund)

Investment Selection Process

In seeking to achieve the Fund’s investment objective, investments are first selected for financial soundness and then evaluated according to the Fund’s sustainable and socially responsible investment criteria. To the greatest extent possible, the Fund seeks to invest in

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 76

companies that exhibit positive performance with respect to one or more of the sustainable and socially responsible investment criteria. Investments for the Fund must be consistent with the Fund’s current financial, sustainable and socially responsible investment criteria, the application of which is in the economic interest of the Fund and its shareholders.

Investments in fixed-income securities in the Fund may be made prior to the application of corporate responsibility standards and strategies, due to the nature of the fixed-income market, where unlike equities, fixed-income securities are not available on exchange traded markets, and the window of availability may not be sufficient to permit Calvert to perform sustainability and social responsibility analysis prior to purchase. However, following purchase, the fixed-income security is evaluated according to the Fund’s sustainable and socially responsible investment criteria and if it is not found to meet the standards for the Fund’s sustainable and socially responsible investment criteria, the security will be sold as per Calvert’s procedures, at a time that is in the best interests of the shareholders.

Investment decisions on whether a company meets the Fund’s sustainable and socially responsible investment criteria typically apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company’s equity and its debt.

The Fund may invest in ETFs for the limited purpose of managing the Fund’s cash position consistent with the Fund’s benchmark. The ETFs in which the Fund may invest will not be subject to sustainable and socially responsible investment criteria and will not be required to meet such criteria otherwise applicable to investments made by the Fund. In addition, the ETFs in which the Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not meet the Fund’s sustainable and socially responsible investment criteria. The principal purpose of investing in ETFs is not to meet the sustainable and socially responsible investment criteria by investing in individual companies, but rather to help the Fund meet its investment objective by obtaining market exposure to securities in the Fund’s benchmark while enabling it to accommodate its need for periodic liquidity.

The selection of an investment by the Fund does not constitute endorsement or validation by the Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund’s sustainable and socially responsible investment criteria.

Sustainable and Socially Responsible Investment Criteria

The Fund seeks to invest in companies that produce or market safe water-related products, services and technologies that enhance access and affordability, public health, and quality of life. Calvert believes that equitable access to water is a fundamental human right. The Fund will take into account the specific human rights and Indigenous Peoples’ Rights issues related to the sector, as well as those pertaining to environmental as well as governance commitments and performance.

In seeking to achieve the Fund’s investment objective, investments are selected for financial soundness as well as evaluated according to the Fund’s threshold responsibility standards with respect to tobacco, weapons and human rights. Investments for the Fund must be consistent with the Fund’s current investment criteria, including financial factors and threshold responsibility standards.

The Fund has the following threshold responsibility standards, which are applied in determining whether a security qualifies as an investment for the Fund:

  The Fund will seek to avoid investing in companies that manufacture tobacco products.
  The Fund will seek to avoid investing in companies that manufacture, design or sell weapons or the critical components of weapons that violate international humanitarian law or that are inherently offensive weapons.
  The Fund will critically evaluate companies that contribute directly to governments that are under U.S. or international sanction for grave human rights abuses such as genocide or forced labor.

As the corporate responsibility and sustainability objectives long supported by Calvert have become more mainstream concerns, Calvert has observed significant new commitments to address environmental, social and governance issues on the part of many companies. The Fund acknowledges and encourages such progress, including that on the part of companies which may be in the early stages of addressing the most critical risks and/or opportunities facing the industry. Engagement for the Fund will encourage companies to reinforce key areas of progress and to address legacy or current issues where commitment and performance continue to lag. Engagement will urge companies to pursue sustainability leadership opportunities where possible, especially in the context of promoting sound environmental management and equitable access to water around the world.

As a matter of practice, evaluation of a particular company in the context of this strategy will involve subjective judgment by Calvert and the Subadvisor. All sustainable and socially responsible investment criteria may be changed by the Board of Directors without shareholder approval.

Calvert’s approach will employ a range of engagement tools, from proxy voting and shareholder resolutions to dialogues with senior management and broader industry-standard setting initiatives to advance our advocacy objectives with selected companies.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 77

UNDERLYING CALVERT FIXED-INCOME AND MONEY MARKET FUNDS

The following describes the investment selection process and the sustainable and socially responsible investment criteria of the underlying Calvert fixed-income and money market funds.

CALVERT SIGNATURE STRATEGIES®

(Calvert Bond Portfolio and Calvert Money Market Portfolio)

Investment Selection Process

In seeking to achieve a Fund’s investment objective, investments are first selected for financial soundness and then evaluated according to that Fund’s sustainable and socially responsible investment criteria. Only companies that meet all of the Fund’s environment, social, and governance (“ESG”) criteria are eligible for investment. To the greatest extent possible, the Funds seek to invest in companies that exhibit positive performance with respect to one or more of the ESG criteria. Investments for a Fund must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Investments in fixed-income securities for Calvert’s sustainable and socially responsible funds may be made prior to the application of the sustainability and social responsibility analysis, due to the nature of the fixed-income market. Unlike equities, fixed-income securities are not available on exchange traded markets, and the window of availability may not be sufficient to permit Calvert to perform sustainability and social responsibility analysis prior to purchase. However, following purchase, the fixed-income security is evaluated according to the Fund’s sustainable and socially responsible investment criteria and if it is not found to meet the standards for the Fund’s sustainable and socially responsible investment criteria, the security will be sold per Calvert’s procedures, at a time that is in the best interests of the shareholders.

Investment decisions on whether a company meets a Fund’s sustainable and socially responsible investment criteria typically apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company’s equity and its debt.

Although each Fund’s sustainable and socially responsible investment criteria tend to limit the availability of investment opportunities more than is customary with other investment companies and may overweight certain sectors or types of investments that may or may not be in favor in the market, Calvert believes there are sufficient investment opportunities to permit full investment among issuers which satisfy each Fund’s investment objective and its sustainable and socially responsible investment criteria.

Calvert Bond Portfolio may invest in ETFs for the limited purpose of managing the Fund’s cash position consistent with the Fund’s benchmark. The ETFs in which the Fund may invest will not be subject to sustainable and socially responsible investment criteria and will not be required to meet such criteria otherwise applicable to investments made by the Fund. In addition, the ETFs in which the Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not meet the Fund’s sustainable and socially responsible investment criteria. The principal purpose of investing in ETFs is not to meet the sustainable and socially responsible investment criteria by investing in individual companies, but rather to help the Fund meet its investment objective by obtaining market exposure to securities in the Fund’s benchmark while enabling it to accommodate its need for periodic liquidity.

The selection of an investment by a Fund does not constitute endorsement or validation by that Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund’s sustainable and socially responsible investment criteria. Investors are invited to send to Calvert a brief description of companies they believe might be suitable for investment.

Sustainable and Socially Responsible Investment Criteria

Each Fund seeks to invest in companies and other enterprises that demonstrate positive ESG performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance.

Each Fund has developed sustainable and socially responsible investment criteria, detailed below. These criteria represent ESG standards which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert, drawing on the Fund’s longstanding commitment to economic and social justice. All sustainable and socially responsible investment criteria may be changed by the Board of Trustees without shareholder approval.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 78

Calvert Bond Portfolio and Calvert Money Market Portfolio

The Funds seek to invest in companies that:

  Take positive steps to improve environmental management and performance, advance sustainable development, or provide innovative and effective solutions to environmental problems through their products and services.
  Maintain positive diversity, labor relations, and employee health and safety practices, including inclusive and robust diversity policies, programs and training, and disclosure of workforce diversity data; have strong labor codes ideally consistent with the International Labor Organization (“ILO”) core standards, comprehensive benefits and training opportunities, and sound employee relations, as well as strong employee health and safety policies, safety management systems and training, and positive safety performance records.
  Observe appropriate international human rights standards in operations in all countries.
  Respect Indigenous Peoples and their lands, cultures, knowledge, environment, and livelihoods.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through stakeholder engagement with local communities, corporate philanthropy and employee volunteerism.
  Uphold sound corporate governance and business ethics policies and practices, including independent and diverse boards, and respect for shareholder rights; align executive compensation with corporate performance, maintain sound legal and regulatory compliance records, and disclose environmental, social and governance information.

The Funds seek to avoid investing in companies that:

  Demonstrate poor environmental performance or compliance records, or contribute significantly to local or global environmental problems; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.
  Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.
  Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.
  Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.
  Demonstrate poor corporate governance or engage in harmful or unethical business practices.
  Manufacture tobacco products.
  Are significantly involved in the manufacture of alcoholic beverages.
  Have direct involvement in gambling operations.
  Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
  Manufacture or sell firearms and/or ammunition.
  Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 79

leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

With respect to U.S. government securities, the Calvert Bond Portfolio and Calvert Money Market Portfolio invest in debt obligations issued by the U.S. government (i.e., Treasury securities) or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further, or are compatible with, the Funds’ sustainable and socially responsible investment criteria.

Shareholder Advocacy and Corporate Responsibility

As each Fund’s Advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert uses strategic engagement and shareholder advocacy to encourage positive change in companies in virtually every industry, both to establish certain commitments and to encourage concrete progress. Calvert’s activities may include but are not limited to:

Dialogue with companies

Calvert regularly initiates dialogue with company management as part of its sustainability research process. After a Fund has become a shareholder, Calvert often continues its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management’s successes and challenges and presses for improvement on issues of concern.

Proxy voting

As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and sustainability at annual stockholder meetings. Calvert votes all proxies consistent with the sustainable and socially responsible investment criteria of the Fund.

Shareholder resolutions

Calvert proposes resolutions on a variety of sustainability and social responsibility issues. It files shareholder resolutions to help establish dialogue with corporate management and to encourage companies to take action. In most cases, Calvert’s efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in a company’s first-ever disclosure of its equal employment policies, programs and workforce demographics.

SPECIAL INVESTMENT PROGRAMS

(Calvert Signature Strategies®and Calvert Solution Strategies®)

As part of Calvert’s and Fund shareholders’ ongoing commitment to providing and fostering innovative initiatives, Calvert Global Water Fund and Calvert Bond Portfolio may invest a small percentage of their respective assets through special investment programs that are non-principal investment strategies pioneered by Calvert – High Social Impact Investments and, for Calvert Global Water Fund only, Special Equities.

High Social Impact Investments

(Calvert Global Water Fund and Calvert Bond Portfolio)

High Social Impact Investments is a program that targets up to 1% of each Fund’s assets. High Social Impact Investments offer a rate of return below the then-prevailing market rate and present attractive opportunities for furthering each Fund’s sustainable and socially responsible investment criteria.

Consistent with the Calvert Global Water Fund’s strategy of focusing on water-related resources, High Social Impact Investments for that Fund shall be made in water-related initiatives.

These investments may be either debt or equity investments. These types of investments are illiquid. High Social Impact debt investments are unrated and below-investment grade, and involve a greater risk of default or price decline than investment grade securities. Each Fund believes that these investments have a significant sustainability and social responsibility return through their impact in our local communities.

Each Fund’s High Social Impact Investments are fair valued by a fair value team consisting of officers of the Fund and of the Fund’s Advisor, as determined in good faith under consistently applied valuation procedures adopted by the Fund’s Board and under the ultimate supervision of the Board. See “How Shares Are Priced” in each Fund’s Prospectus. Each Fund’s High Social Impact Investments can be made through direct investments, or placed through intermediaries, such as the Calvert Social Investment Foundation (as discussed below).

Pursuant to an exemptive order issued by the SEC, the Funds may invest those assets allocated for investment through the High Social

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 80

Impact Investments program with the purchase of Community Investment Notes issued by the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from the Funds and Calvert Investments, Inc., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets in non-profit or not-for-profit community development organizations, community development banks, cooperatives and social enterprises that focus on low income housing, economic development, business development and other social and environmental considerations in urban and rural communities that may lead to a more just and sustainable society in the U.S. and around the globe.

Calvert Global Water Fund may also invest in high social impact issuers through social enterprises in conjunction with the Special Equities investment program (see “Special Equities” below.)

Special Equities

(Calvert Global Water Fund)

This Fund may invest in the Special Equities investment program that allows the Fund to promote especially promising approaches to sustainable and socially responsible investment goals through privately placed investments. Special Equities investments are subject to the Fund’s limit on illiquid securities (which is no more than 15% of the Fund’s net assets). The investments are generally venture capital privately placed investments in small, untried enterprises. These include pre-IPO companies and private funds. Most Special Equities investments are expected to have a projected market-rate risk-adjusted return. A small percentage of the program may be invested in Social Enterprises, issues that have a projected below-market risk-adjusted rate of return, but are expected to have a high degree of positive impact on societal change. The Special Equities Committee of the Fund identifies, evaluates, and selects the Special Equities investments. Special Equities involve a high degree of risk and all are subject to liquidity, information and transaction risk. Special Equities foreign investments are also subject to foreign securities risk, while Special Equities debt securities, which are generally below-investment grade, are also subject to credit risk. The risks associated with a Special Equities investment may cause the value of the investment to decline below its cost and, in some instances, to lose its value entirely. The Fund’s Special Equities investments are valued under the direction of the Fund’s Board.

Pursuant to approval by the Fund’s Board of Directors, the Fund has retained Stephen Moody and Daryn Dodson as consultants to provide investment research for the Special Equities Program.

Special Equities investments for the Fund will be limited to 1% of the Fund’s net assets if it commences the program. This is subject to Board discretion.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds’ financial performance for the past five (5) fiscal years (or if shorter, the period of the Fund’s operations). The Funds’ fiscal year end is September 30. Certain information reflects financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front- or back-end sales charge. The information has been derived from the Fund’s financial statements, which were audited by KPMG LLP. Their report, along with a Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 81

CALVERT BALANCED PORTFOLIO FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
Class I shares	2011 (z)	2010 (z)	2009
Net asset value, beginning	$26.22	$24.25	$25.27
Income from investment operations:
Net investment income	.43	.42	.52
Net realized and unrealized gain (loss)	.23	1.93	(1.04)
Total from investment operations	.66	2.35	(.52)
Distributions from:
Net investment income	(.39)	(.38)	(.50)
Net realized gain	—	—	***
Total distributions	(.39)	(.38)	(.50)
Total increase (decrease) in net asset value	.27	1.97	(1.02)
Net asset value, ending	$26.49	$26.22	$24.25

Total return*	2.45%	9.72%	(1.76%)
Ratios to average net assets:A
Net investment income	1.54%	1.62%	2.42%
Total expenses	1.33%	1.09%	.89%
Expenses before offsets	.72%	.72%	.73%
Net expenses	.72%	.72%	.72%
Portfolio turnover	100%	75%	57%
Net assets, ending (in thousands)	$1,820	$1,518	$5,875

		Years ended
		September 30,	September 30,
Class I shares		2008	2007
Net asset value, beginning		$31.64	$29.70
Income from investment operations:
Net investment income		.70	.76
Net realized and unrealized gain (loss)		(4.75)	1.90
Total from investment operations		(4.05)	2.66
Distributions from:
Net investment income		(.69)	(.72)
Net realized gain		(1.63)	—
Total distributions		(2.32)	(.72)
Total increase (decrease) in net asset value		(6.37)	1.94
Net asset value, ending		$25.27	$31.64

Total return*		(13.69%)	9.00%
Ratios to average net assets:A
Net investment income		2.52%	2.40%
Total expenses		.80%	.77%
Expenses before offsets		.72%	.73%
Net expenses		.72%	.72%
Portfolio turnover		77%	81%
Net assets, ending (in thousands)		$5,905	$8,721

See notes to financial highlights.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 82

CALVERT EQUITY PORTFOLIO FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
Class I shares	2011 (z)	2010 (z)	2009 (z)
Net asset value, beginning	$34.66	$31.04	$34.58
Income from investment operations:
Net investment income	.10	.14	.21
Net realized and unrealized gain (loss)	.46	3.59	(1.83)
Total from investment operations	.56	3.73	(1.62)
Distributions from:
Net investment income	—	(.11)	—
Net realized gain	—	—	(1.92)
Total distributions	—	(.11)	(1.92)
Total increase (decrease) in net asset value	.56	3.62	(3.54)
Net asset value, ending	$35.22	$34.66	$31.04

Total return*	1.62%	12.04%	(2.88%)
Ratios to average net assets:A
Net investment income	.28%	.42%	.79%
Total expenses	.67%	.68%	.70%
Expenses before offsets	.67%	.68%	.70%
Net expenses	.67%	.68%	.70%
Portfolio turnover	41%	39%	38%
Net assets, ending (in thousands)	$535,829	$198,553	$156,430

		Years ended
		September 30,	September 30,
Class I shares		2008	2007
Net asset value, beginning		$42.79	$38.44
Income from investment operations:
Net investment income		.20	.21
Net realized and unrealized gain (loss)		(5.98)	5.73
Total from investment operations		(5.78)	5.94
Distributions from:
Net realized gain		(2.43)	(1.59)
Total distributions		(2.43)	(1.59)
Total increase (decrease) in net asset value		(8.21)	4.35
Net asset value, ending		$34.58	$42.79

Total return*		(14.39%)	15.88%
Ratios to average net assets:A
Net investment income		.49%	.53%
Total expenses		.67%	.67%
Expenses before offsets		.67%	.67%
Net expenses		.67%	.66%
Portfolio turnover		51%	35%
Net assets, ending (in thousands)		$118,423	$170,767

See notes to financial highlights.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 83

CALVERT SOCIAL INDEX FUND FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
Class I shares	2011 (z)	2010	2009 (z)
Net asset value, beginning	$10.65	$9.85	$10.65
Income from investment operations:
Net investment income	.16	.13	.15
Net realized and unrealized gain (loss)	(.15)	.81	(.77)
Total from investment operations	.01	.94	(.62)
Distributions from:
Net investment income	(.14)	(.14)	(.18)
Total distributions	(.14)	(.14)	(.18)
Total increase (decrease) in net asset value	(0.13)	.80	(.80)
Net asset value, ending	$10.52	$10.65	$9.85

Total return*	(.06%)	9.62%	(5.26%)
Ratios to average net assets:A
Net investment income	1.35%	1.32%	1.88%
Total expenses	.52%	.55%	.63%
Expenses before offsets	.21%	.21%	.21%
Net expenses	.21%	.21%	.21%
Portfolio turnover	8%	10%	16%
Net assets, ending (in thousands)	$26,741	$29,055	$21,781

		Years ended
		September 30,	September 30,
Class I shares		2008	2007 (z)
Net asset value, beginning		$13.92	$12.38
Income from investment operations:
Net investment income		.18	.22
Net realized and unrealized gain (loss)		(3.25)	1.44
Total from investment operations		(3.07)	1.66
Distributions from:
Net investment income		(.20)	(.12)
Total distributions		(.20)	(.12)
Total increase (decrease) in net asset value		(3.27)	1.54
Net asset value, ending		$10.65	$13.92

Total return*		(22.34%)	13.44%
Ratios to average net assets:A
Net investment income		1.68%	1.65%
Total expenses		.57%	.57%
Expenses before offsets		.22%	.23%
Net expenses		.21%	.21%
Portfolio turnover		14%	9%
Net assets, ending (in thousands)		$21,342	$23,120

See notes to financial highlights.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 84

CALVERT ENHANCED EQUITY PORTFOLIO FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
Class I shares	2011 (z)	2010 (z)	2009 (z)
Net asset value, beginning	$15.29	$13.83	$15.13
Income from investment operations:
Net investment income	.21	.15	.20
Net realized and unrealized gain (loss)	.11	1.47	(1.27)
Total from investment operations	.32	1.62	(1.07)
Distributions from:
Net investment income	(.16)	(.16)	(.23)
Total distributions	(.16)	(.16)	(.23)
Total increase (decrease) in net asset value	.16	1.46	(1.30)
Net asset value, ending	$15.45	$15.29	$13.83

Total return*	2.02%	11.77%	(6.64%)
Ratios to average net assets:A
Net investment income	1.22%	1.04%	1.70%
Total expenses	.89%	.91%	.95%
Expenses before offsets	.79%	.81%	.81%
Net expenses	.79%	.81%	.81%
Portfolio turnover	111%	109%	111%
Net assets, ending (in thousands)	$31,035	$30,524	$25,174

		Years ended
		September 30,	September 30,
Class I shares		2008 (z)	2007 (z)
Net asset value, beginning		$20.67	$19.83
Income from investment operations:
Net investment income		.24	.22
Net realized and unrealized gain (loss)		(4.56)	1.55
Total from investment operations		(4.32)	1.77
Distributions from:
Net investment income		(.14)	(.10)
Net realized gain		(1.08)	(.83)
Total distributions		(1.22)	(.93)
Total increase (decrease) in net asset value		(5.54)	.84
Net asset value, ending		$15.13	$20.67

Total return*		(22.13%)	9.09%
Ratios to average net assets:A
Net investment income		1.36%	1.09%
Total expenses		.85%	.88%
Expenses before offsets		.75%	.78%
Net expenses		.74%	.76%
Portfolio turnover		46%	56%
Net assets, ending (in thousands)		$23,364	$24,663

See notes to financial highlights.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 85

CALVERT CAPITAL ACCUMULATION FUND FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
Class I shares	2011 (z)	2010	2009
Net asset value, beginning	$26.59	$21.89	$24.06
Income from investment operations:
Net investment income (loss)	(.06)	(.04)	.02
Net realized and unrealized gain (loss)	1.41	4.74	(2.19)
Total from investment operations	1.35	4.70	(2.17)
Total increase (decrease) in net asset value	1.35	4.70	(2.17)
Net asset value, ending	$27.94	$26.59	$21.89

Total return*	5.08%	21.47%	(9.02%)
Ratios to average net assets:A
Net investment income (loss)	(.20%)	(.19%)	.10%
Total expenses	.99%	1.12%	1.28%
Expenses before offsets	.86%	.86%	.86%
Net expenses	.86%	.86%	.86%
Portfolio turnover	65%	87%	72%
Net assets, ending (in thousands)	$21,144	$7,138	$3,837

		Years ended
		September 30,	September 30,
Class I shares		2008	2007 (z)
Net asset value, beginning		$29.16	$24.73
Income from investment operations:
Net investment income (loss)		**	(.05)
Net realized and unrealized gain (loss)		(4.96)	4.48
Total from investment operations		(4.96)	4.43
Distributions from:
Net realized gain		(.41)	—
Total distributions		(.41)	—
Total increase (decrease) in net asset value		(5.10)	4.43
Net asset value, ending		$24.06	$29.16

Total return*		(16.31%)	17.91%
Ratios to average net assets:A
Net investment income (loss)		.01%	(.19%)
Total expenses		1.18%	1.14%
Expenses before offsets		.87%	.87%
Net expenses		.86%	.86%
Portfolio turnover		49%	47
Net assets, ending (in thousands)		$3,573	$4,311

See notes to financial highlights.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 86

CALVERT INTERNATIONAL EQUITY FUND FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
Class I shares	2011 (z)	2010 (z)	2009 (z)
Net asset value, beginning	$14.83	$14.79	$16.37
Income from investment operations:
Net investment income	.26	.17	.22
Net realized and unrealized gain (loss)	(2.30)	.11	(1.29)
Total from investment operations	(2.04)	.28	(1.07)
Distributions from:
Net investment income	(.09)	(.24)	(.48)
Net realized gain	—	—	(.03)
Total distributions	(.09)	(.24)	(.51)
Total increase (decrease) in net asset value	(2.13)	0.04	(1.58)
Net asset value, ending	$12.70	$14.83	$14.79

Total return*	(13.84%)	1.91%	(5.59%)
Ratios to average net assets:A
Net investment income	1.74%	1.17%	1.80%
Total expenses	1.07%	1.08%	1.08%
Expenses before offsets	1.06%	1.06%	1.07%
Net expenses	1.06%	1.06%	1.07%
Portfolio turnover	49%	133%	135%
Net assets, ending (in thousands)	$89,142	$86,475	$107,456

		Years ended
		September 30,	September 30,
Class I shares		2008	2007
Net asset value, beginning		$27.15	$25.16
Income from investment operations:
Net investment income		.48	.34
Net realized and unrealized gain (loss)		(8.96)	4.93
Total from investment operations		(8.48)	5.27
Distributions from:
Net investment income		(.37)	(.35)
Net realized gain		(1.93)	(2.93)
Total distributions		(2.30)	(3.28)
Total increase (decrease) in net asset value		(10.78)	1.99
Net asset value, ending		$16.37	$27.15

Total return*		(33.84%)	22.49%
Ratios to average net assets:A
Net investment income		2.47%	1.74%
Total expenses		1.00%	.98%
Expenses before offsets		.98%	.96%
Net expenses		.97%	.96%
Portfolio turnover		100%	82%
Net assets, ending (in thousands)		$118,033	$181,672

See notes to financial highlights.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 87

CALVERT INTERNATIONAL OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS
	Years ended
	September 30,	September 30,	September 30,
Class I shares	2011	2010 (z)	2009	(z)
Net asset value, beginning	$12.17	$11.32	$11.58
Income from investment operations:
Net investment income	.15	.10	.09
Net realized and unrealized gain (loss)	(1.88)	.95	(.14)
Total from investment operations	(1.73)	1.05	(.05)
Distributions from:
Net investment income	(.08)	(.20)	(.21)
Net realized gain	—	—	**
Total from distributions	(.08)	(.20)	(.21)
Total increase (decrease) in net asset value	(1.81)	.85	(.26)
Net asset value, ending	$10.36	$12.17	$11.32
Total return*	(14.32%)	9.42%	.26%
Ratios to average net assets:A
Net investment income	1.11%	.90%	1.03%
Total expenses	1.54%	1.73%	2.11%
Expenses before offsets	1.20%	1.20%	1.21%
Net expenses	1.20%	1.20%	1.21%
Portfolio turnover	126%	44%	98%
Net assets, ending (in thousands)	$4,174	$4,190	$3,712
		Periods ended
		September 30,	September 30,
Class I shares		2008 (z)	2007	#(z)
Net asset value, beginning		$15.35	$15.00
Income from investment operations:
Net investment income		.25	.04
Net realized and unrealized gain (loss)		(4.02)	.31
Total from investment operations		(3.77)	.35
Total increase (decrease) in net asset value		(3.77)	.35
Net asset value, ending		$11.58	$15.35
Total return*		(24.56%)	2.33%
Ratios to average net assets:A
Net investment income		1.72%	.78	% (a)
Total expenses		2.26%	7.47	% (a)
Expenses before offsets		1.22%	1.28	% (a)
Net expenses		1.20%	1.20	% (a)
Portfolio turnover		29%	2%
Net assets, ending (in thousands)		$3,533	$3,075

See notes to financial highlights.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 88

CALVERT SMALL CAP FUND FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
Class I shares	2011 (z)	2010	2009
Net asset value, beginning	$16.14	$14.56	$15.94
Income from investment operations:
Net investment income	.17	.08	.08
Net realized and unrealized gain (loss)	(.45)	1.50	(1.46)
Total from investment operations	(.28)	1.58	(1.38)
Distributions from:
Net investment income	(.06)	—	—
Total distributions	(.06)	—	—
Total increase (decrease) in net asset value	(.34)	1.58	(1.38)
Net asset value, ending	$15.80	$16.14	$14.56

Total return*	(1.81%)	10.85%	(8.66%)
Ratios to average net assets:A
Net investment income	.90%	.44%	.60%
Total expenses	1.08%	1.16%	1.16%
Expenses before offsets	.92%	.92%	.93%
Net expenses	.92%	.92%	.92%
Portfolio turnover	9%	174%	61%
Net assets, ending (in thousands)	$17,895	$12,001	$12,428

		Years ended
		September 30,	September 30,
Class I shares		2008	2007
Net asset value, beginning		$19.31	$17.38
Income from investment operations:
Net investment income		.08	.11
Net realized and unrealized gain (loss)		(3.35)	1.82
Total from investment operations		(3.27)	1.93
Distributions from:
Net investment income		(.10)	—
Net realized gain		—	—
Total distributions		(.10)	—
Total increase (decrease) in net asset value		(3.37)	1.93
Net asset value, ending		$15.94	$19.31

Total return*		(17.01%)	11.10%
Ratios to average net assets:A
Net investment income		.58%	.80%
Total expenses		1.11%	1.14%
Expenses before offsets		.93%	.95%
Net expenses		.92%	.92%
Portfolio turnover		62%	46%
Net assets, ending (in thousands)		$14,450	$13,145

See notes to financial highlights.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 89

CALVERT GLOBAL ALTERNATIVE ENERGY FUND FINANCIAL HIGHLIGHTS
	Years ended
	September 30,	September 30,	September 30,
Class I shares	2011 (z)	2010	2009	(z)
Net asset value, beginning	$8.34	$10.56	$12.40
Income from investment operations:
Net investment income (loss)	.17	(.02)	.02
Net realized and unrealized gain (loss)	(2.92)	(2.20)	(1.86)
Total from investment operations	(2.75)	(2.22)	(1.84)
Total increase (decrease) in net asset value	(2.75)	(2.22)	(1.84)
Net asset value, ending	$5.59	$8.34	$10.56
Total return*	(32.97%)	(21.02%)	(14.84%)
Ratios to average net assets:A
Net investment income (loss)	2.00%	(.25%)	.23%
Total expenses	1.51%	1.55%	1.55%
Expenses before offsets	1.40%	1.40%	1.40%
Net expenses	1.40%	1.40%	1.40%
Portfolio turnover	65%	73%	61%
Net assets, ending (in thousands)	$4,916	$9,057	$10,658

		Periods ended
		September 30,	September 30,
Class I shares		2008 (z)	2007	# (z)
Net asset value, beginning		$16.37	$15.00
Income from investment operations:
Net investment income (loss)		(.09)	(.03)
Net realized and unrealized gain (loss)		(3.88)	1.40
Total from investment operations		(3.97)	1.37
Total increase (decrease) in net asset value		(3.97)	1.37
Net asset value, ending		$12.40	$16.37
Total return*		(24.25%)	9.13%
Ratios to average net assets:A
Net investment income (loss)		(.53%)	(.68	%) (a)
Total expenses		1.76%	5.02	% (a)
Expenses before offsets		1.41%	1.43	% (a)
Net expenses		1.40%	1.40	% (a)
Portfolio turnover		54%	2%
Net assets, ending (in thousands)		$5,824	$3,080

See notes to financial highlights.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 90

CALVERT MODERATE ALLOCATION FUND FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,
Class I shares	2011	2010
Net asset value, beginning	$14.92	$13.99
Income from investment operations:
Net investment income	.18	.23
Net realized and unrealized gain (loss)	(.23)	.92
Total from investment operations	(.05)	1.15
Distributions from:
Net investment income	(.26)	(.22)
In excess of net investment income	(.03)	—
Total distributions	(.29)	(.22)
Total increase (decrease) in net asset value	(.34)	.93
Net asset value, ending	$14.58	$14.92

Total return*	(.50%)	8.29%
Ratios to average net assets:A,B
Net investment income	1.52%	1.37%
Total expenses	.85%	1.02%
Expenses before offsets	.23%	.23%
Net expenses	.23%	.23%
Portfolio turnover	18%	7%
Net assets, ending (in thousands)	$995	$1,791

	Periods ended
	September 30,	September 30,
Class I shares	2009	2008	###
Net asset value, beginning	$14.88	$16.73
Income from investment operations:
Net investment income	.30	.13
Net realized and unrealized gain (loss)	(.51)	(1.85)
Total from investment operations	(.21)	(1.72)
Distributions from:
Net investment income	(.29)	(.13)
Net realized gain	(.39)	—
Total distributions	(.68)	(.13)
Total increase (decrease) in net asset value	(.89)	(1.85)
Net asset value, ending	$13.99	$14.88

Total return*	(.38%)	(10.34%)
Ratios to average net assets:A,B
Net investment income	2.45%	2.04	% (a)
Total expenses	2.08%	20.84	% (a)
Expenses before offsets	.23%	.23	% (a)
Net expenses	.23%	.23	% (a)
Portfolio turnover	25%	4%
Net assets, ending (in thousands)	$927	$960

See notes to financial highlights.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 91

CALVERT AGGRESSIVE ALLOCATION FUND FINANCIAL HIGHLIGHTS
	Periods ended
	September 30,		September 30,
Class I shares	2011	(y)(z)	2010
Net asset value, beginning	$14.00		$13.06
Income from investment operations:
Net investment income	.11		.12
Net realized and unrealized gain (loss)	1.45		.90
Total from investment operations	1.56		1.02
Distributions from:
Net investment income	(.03)		(.08)
Net realized gain	—		—
Total distributions	(.03)		(.08)
Total increase (decrease) in net asset value	1.53		.94
Net asset value, ending	$15.53		$14.00
Total return*	11.14%		7.83%
Ratios to average net assets:A,B
Net investment income	1.29	% (a)	.89%
Total expenses	1,182.62	% (a)	1,348%
Expenses before offsets	.23	% (a)	.23%
Net expenses	.23	% (a)	.23%
Portfolio turnover	16%		8%
Net assets, ending (in thousands)	$0		$1
	Periods ended
	September 30,		September 30,
Class I shares	2009		2008	###
Net asset value, beginning	$14.46		$16.73
Income from investment operations:
Net investment income	.18		.03
Net realized and unrealized gain (loss)	(.99)		(2.30)
Total from investment operations	(.81)		(2.27)
Distributions from:
Net investment income	(.14)		—
Net realized gain	(.45)		—
Total distributions	(.59)		—
Total increase (decrease) in net asset value	(1.40)		(2.27)
Net asset value, ending	$13.06		$14.46
Total return*	(4.41%)		(13.57%)
Ratios to average net assets:A,B
Net investment income	1.59%		.30	% (a)
Total expenses	2,098.82%		1,924.45	% (a)
Expenses before offsets	.23%		.23	% (a)
Net expenses	.23%		.23	% (a)
Portfolio turnover	15%		2%
Net assets, ending (in thousands)	$1		$1

See notes to financial highlights.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 92

NOTES TO FINANCIAL HIGHLIGHTS

A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to deductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
B	Amounts do not include the activity of the underlying funds.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
**	Less than $0.01 per share.
***	Distribution was less than $0.01 per share.
#	From May 31, 2007 inception.
##	From January 31, 2008 inception.
(a)	Annualized.
(y)	Class I was liquidated on February 24, 2011. Shares are still available for public sale and operations will resume upon shareholder investments.
(z)	Per share figures are calculated using the Average Shares Method.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS I 93

CALVERT FAMILY OF FUNDS[1]

Calvert offers a broad range of more than 40 mutual funds to meet your investment needs. Our funds involve differing levels of risk, based on the fund's objective and strategies, and investment may involve loss of principal. This chart illustrates a selection of mutual funds in our family along a risk/return spectrum; funds with more aggressive objectives and strategies as determined by the Advisor and as stated in the applicable prospectus are listed at the top.

Higher Risk/Reward Potential

Sector Funds	Calvert Global Alternative Energy Fund ● Calvert Global Water Fund ●
Small to Mid-Cap Equity Funds	Calvert Small Cap Fund ■ Calvert International Opportunities Fund ■ Calvert Capital Accumulation Fund ■
Large-Cap Equity Funds	Calvert International Equity Fund ■ Calvert Social Index Fund ■ Calvert Equity Portfolio ■ Calvert Enhanced Equity Portfolio ■ Calvert Large Cap Value Fund ▲ Calvert Equity Income Fund ▲
Balanced and Asset Allocation Funds	Calvert Aggressive Allocation Fund ■ ● Calvert Moderate Allocation Fund ■ ● Calvert Balanced Portfolio ■ Calvert Conservative Allocation Fund ■ ●
Bond Funds	Calvert High Yield Bond Fund Calvert Long-Term Income Fund Calvert Income Fund Calvert Bond Portfolio ■ Calvert Tax-Free Bond Fund Calvert Short Duration Income Fund Calvert Government Fund Calvert Ultra-Short Income Fund
Money Market Funds	Calvert Money Market Portfolio[2] ■ CTFR Money Market Portfolio[2] Calvert First Government Money Market Fund[2]

Lower Risk/Reward Potential

1. Note: Does not include variable insurance portfolios.

#10789

Calvert SRI Approach: ■ **Signature** ● **Solution** ▲ **SAGE**

SRI is the acronym for Sustainable and Responsible Investing.

To Open an Account:

800-327-2109

Performance and Prices:

www. calvert.com
24 hours, 7 days a week

Service for Existing Accounts:

800-327-2109

TDD for Hearing-Impaired:

800-541-1524

Calvert Office:

4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

Registered, Certified or Overnight Mail:

Calvert c/o BFDS
330 West 9th Street
Kansas City, MO 64105

PRINCIPAL UNDERWRITER

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about each Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund, including a description of each Fund’s policies and procedures with respect to the disclosure of its portfolio holdings. The SAI for each Fund is incorporated into this prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:

Calvert Investments, Inc.
4550 Montgomery Ave.
Suite 1000N
Bethesda, MD 20814
Telephone: 1-800-327-2109

Each Fund also makes available its SAI and its Annual and Semi-Annual Reports free of charge on Calvert’s website at the following Internet address:

www.calvert.com

You can review and copy information about a Fund (including its SAI) at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Investment Company Act file:

No. 811-3334 Calvert Social Investment Fund (Calvert Balanced Portfolio, Calvert Equity Portfolio, Calvert Enhanced Equity Portfolio, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund) No. 811- 06563 Calvert World Values Fund, Inc. (Calvert International Equity Fund, Calvert Capital Accumulation Fund and Calvert International Opportunities Fund)

No. 811-09877 Calvert Social Index Series, Inc. (Calvert Social Index Fund)

No. 811-10045 Calvert Impact Fund, Inc. (Calvert Small Cap Fund and Calvert Global Alternative Energy Fund)

Printed on recycled paper using soy inks